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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

AEROVIRONMENT, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2017 Annual Meeting

of Stockholders

and Proxy Statement

Thursday, September 28, 2017
at 9:00 a.m., Pacific Time
 994 Innovators Way
Simi Valley, CA 93065

MESSAGE AND Q&A WITH AEROVIRONMENT PRESIDENT AND CHIEF EXECUTIVE OFFICER WAHID NAWABI

Achieving our goals in fiscal 2017 positions us well for continued growth and value creation in fiscal 2018. In our core business, we remain a leader in multiple markets with strong customer relationships and growth opportunities. In our growth portfolio, Tactical Missile Systems (TMS) is now our second largest business, with a growing family of systems for multiple customers and applications, and we are poised to launch our Commercial Information Solutions business into an exciting and dynamic emerging market. We are executing against our strategy effectively and set our sights even higher for the future.

I regularly meet and communicate with our stockholders and would like to share some of the common questions they pose to us:

Q) Was fiscal 2017 a turning point for AeroVironment's financial performance?

  A) We delivered record results in the fourth quarter, achieved our revenue guidance for the year and significantly exceeded our earnings per share guidance for fiscal 2017. Combined with continued strength in our international UAS and Tactical Missile Systems businesses, we began fiscal 2018 in a strong position to achieve profitable growth while also advancing our strategic priorities. Although we cannot predict the timing and rate of adoption in new markets, we see positive signals that support our views and are confident we are taking the right steps to continue building on our progress and creating value for shareholders.

Q) How do you think about capital allocation?

  A) Our leadership team and board of directors regularly review the company's capital allocation priorities. Our strong balance sheet provides us with the flexibility to respond to investment opportunities when they arise and demonstrate strength and staying power to large customers when we compete for their business against much larger firms. Our lack of debt maximizes our ability to invest in research and development to move our growth initiatives toward market adoption. In addition to the uniquely valuable solutions we develop, we believe our capital structure differentiates us favorably from our competitors and supports our and our customers' ability to proceed with certainty. The board will remain disciplined in deploying shareholders' capital to fund only high-return, value enhancing opportunities, and will continue to prioritize maintaining a strong, debt free capital structure.

Q) Why don't you disclose more about your UAS revenue sources?

  A) We recognize the importance of providing you, our fellow stockholders, with visibility into how we are progressing against our business objectives, including the public disclosure of contract awards. We comply with our contractual and legal obligations to provide public disclosures of contract awards and related developments in our business and make additional disclosures regarding contract awards, development milestones and other important information, when possible. Many of the products we sell and projects we work on serve customers who contractually or legally restrict our ability to discuss the details of our work publicly. In addition, in most of our business areas we increasingly face competitors eager to gather information on our capabilities, particularly when we are creating new markets or introducing innovative solutions. For these reasons, in some business areas we are not able to provide the level of visibility that some stockholders desire and that we would otherwise wish to provide. Even with these customer and competitive constraints, we always do our best to keep stockholders informed of our progress in important areas of our business to achieve our goal of providing transparency for the benefit of all our stakeholders.

Q) What will be larger in the future, your defense or your commercial business?

  A) We are fortunate to have built a strong, leading position in the domestic and international defense markets for small UAS, and we are on a similar trajectory with our TMS business domestically. In our Efficient Energy Systems business, all three product lines are among the leaders in their respective markets. We will soon launch our Commercial Information Solutions business into an exciting emerging market. It is not possible to know the rate at which commercial customers will adopt our drone-based solutions, but we will respond to the emerging potential of these new markets based on the demand signals we receive. Regardless of which business becomes larger, the fact that we are well positioned for large defense and commercial opportunities increases the probability of creating long-term stockholder value, and also increases the potential magnitude of that value.

Q) Are your recent incremental strategic investments paying off?

  A) In the early 2000s, the value of the drone technology AeroVironment pioneered in the 1980s became apparent to the first U.S. forces in Afghanistan. That value proposition in the face of a new and different threat environment drove a decade of adoption across all land forces in the U.S. Department of Defense, and now we are benefiting from similar adoption among international allies. We are also now participating in a similar initial adoption pattern emerging for AeroVironment TMS, led by demand for Switchblade. Since fiscal 2011 TMS revenue has grown by more than 50% on a compound annual basis to more than $75 million in fiscal 2017. In other words, we are already seeing value and returns from our growth portfolio, and we believe we are at the very beginning. Our TMS family now includes six different solutions, including Switchblade, Blackwing and one Switchblade variant that has entered production. We are also on the verge of launching our Commercial Information Solution business into an exciting and dynamic emerging market. We look forward to providing more details on the returns from our strategic investments as these growth opportunities advance.

Thank you for your continued support and interest in our company.

AEROVIRONMENT, INC.

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders,

We are pleased to invite you to join the board of directors and executive team of AeroVironment, Inc. (the "company") at our 2017 annual meeting of stockholders. Important information relating to the annual meeting is detailed below:

TIME:	9:00 a.m. Pacific Time on Thursday, September 28, 2017
PLACE:	The company's offices at: 994 Innovators Way Simi Valley, CA 93065
Unanimous Recommendations of Board of Directors
ITEMS OF BUSINESS:	(1)	Elect Catharine Merigold, Wahid Nawabi and Stephen F. Page, each to serve as a Class II director for a three-year term;	FOR
	(2)	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2018;	FOR
	(3)	Conduct an advisory vote on the compensation of our Named Executive Officers;	FOR
	(4)	Conduct an advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers; and	1 YEAR
	(5)	Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
RECORD DATE:	You can vote if you were a stockholder of the company at the close of business on August 11, 2017.
MEETING ADMISSION:
Registered Stockholders. If you are a registered stockholder (i.e., your shares are NOT held in an account at a brokerage firm, bank, dealer or other similar organization), you or your legal representatives attending the meeting must bring an acceptable form of identification to the meeting, such as a driver's license. Legal representatives must also bring copies of any proxy or power of attorney evidencing the legal representative's right to represent the stockholder at the meeting.

Beneficial Stockholders. If you are a beneficial stockholder (i.e., your shares are held by a brokerage firm, bank, dealer or similar organization (often referred to as "holding in street name")) you should come to the beneficial stockholders' table prior to the meeting. In order to be admitted, beneficial stockholders must bring account statements or letters from their brokers or banks showing that they owned company stock as of the close of business on August 11, 2017. In order to vote at the meeting, beneficial stockholders must bring legal proxies, which they can obtain only from their brokers or banks.
VOTING BY PROXY:
Registered Stockholders. To assure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Instructions for voting are on your proxy card. If you attend the annual meeting, you may also submit your vote in person, and any previous votes you submitted will be superseded by the vote that you cast at the annual meeting.

You are urged to date, sign and promptly return the proxy card in the envelope provided to you, or to use the telephone or internet method of voting described on your proxy card, so that if you are unable to attend the meeting your shares can be voted.

Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Without your instructions as to how to vote, brokers are not permitted to vote your shares at the annual meeting with respect to the election of directors or the advisory votes to approve the compensation of our Named Executive Officers or the frequency of future votes to approve the compensation of our Named Executive Officers. Please instruct your broker how to vote your shares using the voting instructions provided by your broker.

This proxy statement is issued in connection with the solicitation of a proxy on the enclosed form by the board of directors of AeroVironment, Inc. for use at our 2017 annual meeting of stockholders. We will begin distributing this proxy statement, a form of proxy and our 2017 annual report on or about August 24, 2017.
Thank you for your support.

Tim Conver Chairman of the Board
Simi Valley, California August 16, 2017

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 28, 2017

This notice, the accompanying proxy statement, and our 2017 annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended April 30, 2017, are available on our website at http://investor.avinc.com/annuals-proxies.cfm.

   PROXY SUMMARY

PROXY SUMMARY

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by the board of directors of AeroVironment, Inc. for our 2017 annual meeting of stockholders to be held on Thursday, September 28, 2017 and any adjournments or postponements thereof, for the purposes set forth in the attached notice of annual meeting of stockholders. Our principal executive offices are located at 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016. Enclosed with this proxy statement is a copy of our 2017 annual report, which includes our Form 10-K (without exhibits) for the fiscal year ended April 30, 2017. However, the 2017 annual report is not intended to be a part of this proxy statement or a solicitation of proxies.

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the company's 2017 performance, please review our annual report on Form 10-K for the fiscal year ended April 30, 2017. This proxy statement and the accompanying proxy card are first being distributed to stockholders on or about August 24, 2017.

VOTING AND MEETING INFORMATION

It is important that you vote in order to impact the future of the company. Please carefully review the proxy materials for the 2017 annual meeting of stockholders, which will be held on Thursday, September 28, 2017, at 9:00 a.m. Pacific Time, at the company's offices at 994 Innovators Way, Simi Valley, CA 93065, and follow the instructions below to cast your vote on all of the voting matters.

Who is Eligible to Vote

You are entitled to vote at the 2017 annual meeting of stockholders if you were a stockholder of record at the close of business on August 11, 2017, the record date of the meeting. On the record date, there were 23,840,300 shares of common stock issued and outstanding and entitled to vote at the annual meeting. The holders of our common stock are entitled to one vote per share on any proposal presented at the annual meeting. We have no other voting securities outstanding.

Voting in Advance of the Meeting

Even if you plan to attend the 2017 annual meeting of stockholders in person, please vote right away using one of the following advance voting methods (see page 71 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote BY INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

   PROXY SUMMARY

Attending and Voting at the Annual Meeting

All stockholders of record may vote in person at the 2017 annual meeting of stockholders. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described on page 70.

Important Note about Meeting Admission Requirements: If you plan to attend the meeting in person, you should review the important details on admission requirements on page 70.

Electronic Document Delivery

Instead of receiving future copies of our notice of annual meeting, proxy statement and the annual report on Form 10-K by mail, stockholders of record and most beneficial owners can elect to receive an email that will provide electronic links to these documents. Opting to receive our proxy materials online will save us the cost of producing and mailing documents and also will give you an electronic link to the proxy voting site. Please see your proxy card or the website to which you are referred to vote your shares for instructions on how to elect to receive your proxy materials electronically.

   PROXY SUMMARY

Roadmap of Voting Matters

Stockholders are being asked to vote on the following matters at the 2017 annual meeting of stockholders:

Our Board's Recommendation

Proposal 1. Election of Directors (page 8)

The board believes that the combination of qualifications, skills and experiences of the director nominees would contribute to an effective and well-functioning board. The director nominees possess the necessary qualifications to assist the board in providing effective oversight of the business and strategic advice and counsel to the company's management.

FOR each Director Nominee

Proposal 2. Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm (page 65)

The Audit Committee has appointed Ernst & Young LLP to serve as the company's independent registered public accounting firm for the fiscal year ending April 30, 2018. The Audit Committee and the board believe that the continued retention of Ernst & Young LLP to serve as the company's independent registered public accounting firm is in the best interests of the company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee's selection of our independent registered public accounting firm.

FOR

Proposal 3. Advisory Vote on the Compensation of our Named Executive Officers (page 67)

The company has designed its compensation programs to align employee rewards with the creation of long-term stockholder value. The company seeks a non-binding advisory vote from its stockholders to approve the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section beginning on page 37 and the Compensation Tables section beginning on page 56. The board values stockholder opinions and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

FOR

Proposal 4. Advisory Vote On the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers (page 68)

Proposal 4 affords stockholders the opportunity to cast a vote on how often we should conduct advisory votes at future annual stockholder meetings to approve the compensation (so-called "say-on-frequency" votes) of our Named Executive Officers. Stockholders may vote to have a say-on-pay vote every year, every two years, or every three years. Although the vote is non-binding, our Compensation Committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when determining the frequency of future advisory stockholder votes on the compensation of our Named Executive Officers.

1 YEAR

   PROXY SUMMARY

QUESTIONS AND ANSWERS (PAGE 69)

Please see the Questions and Answers section beginning on page 69 for important information about the proxy materials, voting, the annual meeting, company documents, communications and the deadlines to submit stockholder proposals for the 2018 annual meeting of stockholders. Additional questions may be directed to Investor Relations at (626) 357-9983 x4245 or investorrelations@avinc.com.

CORPORATE GOVERNANCE (PAGE 22)

The company is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the company. Highlights of our governance practices include:

•

High proportion of independent directors (6 of 8)

•

Director resignations required from directors receiving more "withhold" votes than "for" votes in an uncontested election

•

Lead Independent Director

•

Independent Audit, Compensation and Nominating and Corporate Governance Committees

•

Regular executive sessions of independent directors

•

Regular board and committee self-evaluations

•

Active stockholder engagement

•

Anti-hedging and anti-short sale policies for executives, directors and employees

•

Executive compensation driven by pay-for-performance philosophy

•

Share ownership guidelines and share retention policy for executives and directors

•

Compensation recovery policy for executives

   PROXY SUMMARY

DIRECTOR NOMINEES AND OTHER DIRECTORS (PAGES 12-19)

Name	Age	Director Since	Primary Experience	Committee Membership	# of Other Public Company Boards

Director Nominees

Catharine Merigold*[1]	61	2015	Founder and Managing Partner of Vista Ventures	A, NCG	0

Wahid Nawabi	48	2016	President and Chief Executive Officer of the company since May 2016; former Chief Operating Officer and Senior Vice President of the company and General Manager of the company's EES division		0

Stephen F. Page*[1]	77	2013	Former Chief Financial Officer of United Technologies Corporation and Chief Executive Officer of its Otis Elevator division and former director of public companies	A, NCG	0

Other Directors

Charles Thomas Burbage*	69	2013	Former Executive Vice President and General Manager, Joint Strike Fighter Program of Lockheed Martin	C, NCG, E	0

Timothy E. Conver	73	1988	Former President and Chief Executive Officer of the company	E	0

Arnold L. Fishman*	72	1998	Founder and Former Chairman of the Board of Lieberman Research Worldwide	C	0

Charles R. Holland*	71	2004	Retired Air Force General and defense industry consultant		0

Edward R. Muller*	65	2013	Former Chairman and Chief Executive Officer of GenOn Energy Inc. and current and former director of public companies	L, A, C	1

* = Independent Director

L = Lead Independent Director

A = Audit Committee

C = Compensation Committee

E = Executive Committee

NCG = Nominating and Corporate Governance Committee

1.
If re-elected, the nominee will serve on the Audit Committee and the Nominating and Corporate Governance Committee.

   PROPOSAL 1. ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

PROPOSAL 1.
ELECTION OF NOMINEES TO THE BOARD
OF DIRECTORS

Our board of directors consists of eight members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and bylaws, our board of directors may fill existing vacancies on the board of directors by appointment.

The term of office of the Class II directors will expire at the annual meeting. At the recommendation of the Nominating and Corporate Governance Committee, our board of directors proposes the election of Catharine Merigold, Wahid Nawabi and Stephen F. Page. All nominees currently serve as Class II directors. Ms. Merigold was elected by the Board of Directors on July 31, 2015; Wahid Nawabi was elected by the Board of Directors on April 2, 2016, effective May 2, 2016; and Mr. Page was elected by stockholders at the 2014 annual meeting of stockholders.

Catharine Merigold

Wahid Nawabi

Stephen F. Page

Each of Ms. Merigold, Mr. Nawabi and Mr. Page has indicated his and her willingness to serve if elected. If Ms. Merigold, Mr. Nawabi or Mr. Page becomes unable to serve or for good cause will not serve, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the board may recommend, unless the board reduces the number of directors. There are currently two Class III directors, whose terms expire at the annual meeting of stockholders in 2018, and three Class I directors, whose terms expire at the annual meeting of stockholders in 2019.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named herein. If voting instructions are received, the proxy holders will vote the proxy cards received by them in accordance with the instructions received. In no event may the proxy holders vote for the election of more than three nominees. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The principal occupation and certain other information about the nominees, our other directors and our executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE BOARD NOMINEES LISTED ABOVE.

Withholdings will be counted as present for the purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Election Process and Voting Standard

There are no limits on the number of terms a director may serve. We believe term limits may cause the loss of experience and expertise important to the effective operation of our board of directors. However, to ensure that the board remains composed of high-functioning members able to keep their commitments to board service, the Nominating and Corporate Governance

Committee evaluates the qualifications and considers the performance of each incumbent director before recommending the nomination of that director for an additional term. The Class II directors will be elected on a plurality basis and the three nominees receiving the highest number of "for" votes will be elected as directors. Our Corporate Governance Guidelines,

   PROPOSAL 1. ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

however, provide that at any stockholder meeting at which directors are subject to an uncontested election, each director must receive more "for" votes than "withhold" votes with respect to that director. If a director is elected but receives more "withhold" votes than "for" votes, he or she has agreed to submit a letter of resignation to the board of directors promptly following the certification of the election results. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and rationale within 100 days of the certification of the election results. The director who tenders the resignation will not participate in the decisions of the Nominating and Corporate Governance Committee or the board that concern the resignation.

In addition, pursuant to our Corporate Governance Guidelines, a director whose job responsibilities materially change since his or her last election as a director may be asked to submit a letter of resignation to the board. The board may request such a resignation letter if continuing service on the board by the individual is not consistent with the criteria deemed necessary for continuing service on the board.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating nominees for director and for recommending to the board a slate of nominees for the class of directors to be elected at each annual meeting of stockholders. Nominees may be suggested by directors, members of management or stockholders.

Stockholders who would like the Nominating and Corporate Governance Committee to consider their recommendations for nominees to the board of directors should submit their recommendations in writing by mail to the Nominating and Corporate Governance Committee in care of the Office of the Corporate Secretary, AeroVironment, Inc., 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016 or by email to corporatesecretary@avinc.com. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration as other nominees.

   DIRECTOR QUALIFICATIONS AND INDEPENDENCE

DIRECTOR QUALIFICATIONS AND INDEPENDENCE

Directors are responsible for overseeing the company's business consistent with their fiduciary duties to stockholders. This significant responsibility requires highly skilled individuals with diverse qualities, attributes and professional experience. The board believes that there are general requirements that are applicable to all directors and others skills and experience that only need to be represented on the board as a whole, but not necessarily possessed by each director. The board and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the board's overall composition and the company's current and future needs.

Qualifications Required of All Directors

In its assessment of each potential director nominee, the Nominating and Corporate Governance Committee considers the nominee's judgment, integrity, experience, independence, understanding of the company's business or related industries and such other factors as the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the board. The Nominating and Corporate Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill the responsibilities of a director to the company. The board and the Nominating and Corporate Governance Committee require that each director be a recognized person of high integrity, ethics and values, have a proven record of success and demonstrate respect for corporate governance requirements and practices. Each director must also possess practical and mature business judgment, as well as demonstrate innovative thinking and an entrepreneurial spirit, qualities the board believes are essential to its ability to maintain the company's culture of innovation. In addition, the board conducts interviews of potential director candidates to assess intangible qualities, including the individual's ability to ask difficult questions while maintaining collegiality.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The board has identified the qualifications, attributes, skills and experience listed in the bullets below as important for the board to possess as a whole, in light of the company's current needs and business priorities.

•

experience as chief executive officer, president or executive management of a public or large private company;

•

extensive knowledge of the company's business;

•

aerospace and defense industry expertise;

•

alternative energy, automotive or other relevant industry expertise;

•

global and international business experience;

•

strategic development experience, including mergers, acquisitions, venture capital and other strategic transactions;

•

diversity of expertise and experience, including substantive matters pertaining to our business, relative to other directors;

•

experience in marketing, engineering, technology and innovation, operations, supply chain, manufacturing and legal;

•

high level of financial literacy and experience;

•

experience as a board member of another publicly-held company;

•

data analytics experience;

•

commercial business experience; and

•

experience in scaling or growing a startup or small business into a significant business.

   DIRECTOR QUALIFICATIONS AND INDEPENDENCE

Independence Determinations

Under the listing standards of The NASDAQ Stock Market LLC, or Nasdaq, and the company's Corporate Governance Guidelines, the board must consist of a majority of independent directors. In making independence determinations, the board observes Nasdaq and SEC criteria and considers all relevant facts and circumstances. To be considered independent under Nasdaq listing standards, a director must pass certain objective tests, such as not being an executive officer or employee of the company or having certain business dealings with the company. Additionally, Nasdaq independence standards include a subjective test that requires our board to make a subjective determination that an individual has no relationships which, in the opinion of the company's board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In evaluating director independence, the board took into consideration General (Retired) Charles R. Holland's service as a consultant to the company.

Pursuant to a consulting agreement with the company effective January 1, 2016 and its subsequent amendments, Mr. Holland performs consulting services for us on a general basis and with respect to particular individual projects assigned by us. During the fiscal year ended April 30, 2017, we paid to Mr. Holland approximately $80,000 in consulting fees pursuant to the terms of his consulting agreement. The board determined that Mr. Holland has no relationship with the company, including Mr. Holland's consulting arrangement with the company, that would interfere with his exercise of independent judgment in carrying out his responsibilities as an independent director.

The board's independence determination for Mr. Muller included a review of sales made to one of our customers, NRG Energy, Inc. Mr. Muller served as the Vice Chairman of NRG Energy, Inc. from December 2012 until February 2017. The board considered the amount of sales made to NRG, which amounted to less than 1% of our total revenues in fiscal 2017, in determining that Mr. Muller is independent.

   2017 NOMINEES FOR CLASS II DIRECTORS

2017 NOMINEES FOR CLASS II DIRECTORS

The board and the Nominating and Corporate Governance Committee believe that the combination of the various qualifications, skills and experience of the director nominees would contribute to an effective and well-functioning board. They also believe that the combination of the various qualifications, skills and experiences of the director nominees individually, and when combined with the other directors, will create a board possessing the necessary qualifications to provide effective oversight of the business and strategic advice and counsel to the company's management.

Included in the biographies of the director nominees and the other directors below is an assessment of the specific qualifications, attributes, skills and experiences that such director nominees and the other members of the board provide to the board of directors and the company.

   2017 NOMINEES FOR CLASS II DIRECTORS

Director Nominees

Catharine Merigold

Director since:	2015

Age:	61

Board Committees and Leadership:	Member of Audit Committee and Nominating and Corporate Governance Committee

Summary of Experience	Ms. Merigold has been investing in and advising high-growth technology businesses for over 20 years as a venture capitalist. She was a Vice President at Centennial Ventures from 1992 to 1994, and then founded and has been the managing partner of Vista Ventures, a venture firm specializing in investing in software, digital media and network sectors, since January 2000. Prior to founding Vista Ventures, Ms. Merigold served as the President and Chief Executive Officer of University Technology Corporation, a company that managed all technology transfer and associated equity holdings for the University of Colorado system, from 1999 to 2000, and as Vice President of Marketing and Sales for US West Wireless. She began her career at Hewlett-Packard Company, serving in a variety of technical, marketing and sales management roles, including several years spent in Europe. Ms. Merigold has served on a number of corporate boards and currently serves as a board observer for Market Force Information, Inc., a provider of customer intelligence solutions to large consumer companies, and a board member of P2Binvestor, Inc., a crowdlending platform providing asset based lines of credit to businesses, the Colorado Technology Association, and University License Equity Holdings Inc. (ULEHI), which manages all the equity holdings associated with technology transfer of the University of Colorado. Ms. Merigold holds a B.S. in electrical engineering, with honors, from Washington University in St. Louis and an M.B.A. from Stanford University.

Specific Qualifications, Attributes, Skills and Experience:

Extensive Global or International Business Experience
Ms. Merigold has substantial international business experience gained from her experience at Hewlett-Packard in Europe and previous experience working for the French power company EDF-GDF. Her international experience is important to the board given the company's growing international business.

Science, Technology and Innovation Experience
As a venture capitalist, Ms. Merigold has experience working with numerous technology companies and companies providing innovative solutions, including serving as a board member of P2Binvestor, Inc. and Tendril Networks, Inc., a provider of energy services management software. Given the company's innovative culture and the technical nature of its products, Ms. Merigold's experience working with technology companies provides useful insight to the board.

Related Industry Experience – Marketing
Ms. Merigold provides the board with unique insight into marketing and consumer purchasing behaviors, gained through experience in marketing positions with Hewlett-Packard and US West Wireless, and as a director of Market Force Information. Her extensive knowledge of marketing and purchasing behavior provides the board with critical knowledge for the expansion of our commercial business.

Investment Expertise
Ms. Merigold has seved as a venture capitalist for over twenty years, serving as Vice President and a Partner of Centennial Ventures and later founding and serving as Managing Partner of Vista Ventures. Her significant experience as a venture capitalist has provided her with key understanding of the variables that lead to high-growth success of businesses, which enables Ms. Merigold to provide valuable insight to the board in evaluating potential strategic investments and opportunities.

Experience Scaling and Growing Startup and Small Business
Through her venture capital experience, Ms. Merigold has gained extensive experience helping companies navigate their way through the startup and high-growth phases into becoming a significant operational business. Her experience working with high-growth companies in a variety of industries brings valuable knowledge to the board regarding scaling and growing business into successful businesses, which assists the board in evaluating the company's growth strategy for new market opportunities and potential strategic arrangements.

Data Analytics Experience
Ms. Merigold brings to the board critical knowledge of data analytics, gained through her experinece at US West Wireless, where she implemented and oversaw a data analytics program, as well as through her role as an advisory board member at Market Force Information, which utilizes data analytics in its products and services. Her experience with data analytics is very valuable to the board as the company grows its commercial business.

   2017 NOMINEES FOR CLASS II DIRECTORS

Wahid Nawabi

Director since:	2016

Age:	48

Board Committees and Leadership:	None

Summary of Experience	Mr. Nawabi has served as our President and Chief Executive Officer since May 2016. Previously, Mr. Nawabi served as our President and Chief Operating Officer from January 2016 to May 2016 and as Senior Vice President and Chief Operating Officer from April 2015 to January 2016. He also served as Senior Vice President and General Manager, Efficient Energy Systems from December 2011 to April 2015. Prior to joining the company, Mr. Nawabi served as Vice President, Global Sales of Altergy Systems, a designer and manufacturer of fuel cell power systems, from March 2010 through November 2011, and as Vice President, Americas, and Vice President, Global Sales for C&D Technologies, a producer and marketer of electrical power storage and conversion products, from February 2009 through March 2010. Prior to joining C&D Technologies, Mr. Nawabi worked for 16 years with American Power Conversion Corporation, a provider of power protection products and services, in a succession of positions of increasing responsibility, most recently as Vice President, Enterprise Segment, North America and Canada. During his 16 year tenure at American Power Conversion, Mr. Nawabi was instrumental to the company's growth into global market leadership positions in power protection and data center physical infrastructure, with significant roles in starting and growing the company's data center physical infrastructure business and in developing and expanding the company's business across Europe and Asia. Mr. Nawabi has a B.S. in electrical engineering from the University of Maryland, College Park.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Nawabi brings significant executive and leadership experience to the board from his experience in various executive roles at the company since 2011 and his prior experience at Altergy Systems, C&D Technologies and American Power Conversion.

Extensive Knowledge of the Company's Business
Mr. Nawabi has gained extensive knowledge of our business operations since joining our company in 2011 as Senior Vice President and General Manager, Efficient Energy Systems. His knowledge of all aspects of our business, operations and products, including his current service as our President and Chief Executive Officer, allows him to bring valuable practical information and insight to the board.

Extensive Global or International Business Experience
Through his experience as Vice President, Global Sales of Altergy Systems and of C&D Technologies, as well as his service as our Chief Operating Officer, President and Chief Executive Officer, Mr. Nawabi has gained extensive international business experience. At C&D Technologies, Mr. Nawabi helped expand and grow the business throughout Latin America, which led to the expansion of the company's presence both in manufacturing capacity as well as sales, marketing and customer service in such regions. Additionally, Mr. Nawabi helped develop American Power Conversion's business across Europe and Asia. As our international sales continue to increase, Mr. Nawabi's international experience will be a valuable asset to our board.

Science Technology and Innovation Experience
As the General Manager of the company's EES business segment, Mr. Nawabi oversaw the launch of multiple innovative and successful new products to market and was responsible for revamping the division's product development processes, which were eventually implemented across the company's UAS segment as well. Additionally, while at American Power Conversion, Mr. Nawabi was instrumental in launching numerous innovative products to market, many of which were recognized as "industry firsts."

Experience Scaling and Growing Startup and Small Business
During his tenure at American Power Conversion, Mr. Nawabi was instrumental and led the core leadership team in growing and scaling the company's data center physical infrastructure business, taking the business from its inception to a global leader with $600 million in annual global revenues. Mr. Nawabi's experience in growing and scaling businesses will provide valuable insight to the board as the company seeks to grow its commercial operations and evaluates potential strategic transactions.

   2017 NOMINEES FOR CLASS II DIRECTORS

Stephen F. Page

Director since:	2013

Age:	77

Board Committees and Leadership:	Member of Audit Committee and Chair of Nominating and Corporate Governance Committee

Summary of Experience	Mr. Page has served as a member of our board of directors since 2013. Mr. Page has served on the board of directors and audit committees of Lowe's Companies, Inc., a home improvement retailer, from 2003 to 2012, PACCAR, Inc., one of the largest manufacturers of medium and heavy duty trucks in the world, from 2004 to 2012, and Liberty Mutual Holding Company Inc., one of the largest property and casualty insurance companies in the U.S., where he was lead director. Before retiring in 2004, Mr. Page served in many leadership roles at United Technologies Corporation, a provider of high technology products and services to the global aerospace and building systems industries, including director, Vice Chairman and Chief Financial Officer, and President and Chief Executive Officer of Otis Elevator, an $8 billion division of United Technologies. Mr. Page holds a B.S. in business administration from Loyola Marymount University and J.D. from Loyola Law School.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Page has extensive executive leadership experience at large public companies. He served as Chief Financial Officer of United Technologies, a global provider of high-technology products and support services in the aerospace and building industries with current revenues of over $60 billion, and he also served as Chief Executive Officer of Otis Elevator, an $8 billion revenue operating unit of United Technologies, as Chief Financial Officer of Black & Decker Corporation, a manufacturer of power tools, and as General Counsel of the McCullough Corporation, a subsidiary of Black & Decker.

Extensive Global or International Business Experience
Mr. Page gained extensive experience leading international businesses in his executive leadership roles at United Technologies and as a director of PACCAR. This international business experience is extremely valuable to us as international business becomes an increasingly important component of our business.

Defense and Related Industry Experience
From his experience in leadership roles at United Technologies, Mr. Page brings highly relevant experience to our military-focused unmanned aircraft systems business. As a director of PACCAR, one of the world's largest manufacturers of medium and heavy-duty trucks, Mr. Page gained experience relevant to our electric vehicle products.

Commercial Business Experience
Mr. Page gained substantial experience in commercial business operations through his positions at United Technologies and Black & Decker Corporation. Mr. Page's commercial business experience is of significant importance to the board as the company expands its commercial operations.

Public Company Board Experience
Mr. Page's service as Vice Chairman of United Technologies and as the Lead Independent Director at Liberty Mutual and his experience as a director of United Technologies, PACCAR and Lowe's provides us with valuable corporate governance and board leadership experience.

Financial Expertise
Having served as Chief Financial Officer of two major public companies and as Audit Committee Chair of Lowe's, PACCAR and Liberty Mutual, Mr. Page brings a wealth of financial, capital allocation and audit committee experience to the company and the board.

   2017 NOMINEES FOR CLASS II DIRECTORS

Continuing Directors

Charles Thomas Burbage

Director since:	2013

Age:	69

Board Committees and Leadership:	Member of Compensation Committee, Nominating and Corporate Governance Committee and Executive Committee

Summary of Experience	Mr. Burbage has served as a member of our board of directors since 2013. Mr. Burbage retired from Lockheed Martin Aeronautics Company in April 2013, after a 33-year career during which he served most recently as Executive Vice President and General Manager, Joint Strike Fighter Program from 2000 to 2013. Mr. Burbage also served on active duty in the U.S. Navy as a Naval aviator and recorded more than 3,000 flight hours in 38 types of military aircraft before retiring as a Captain in the U.S. Naval Reserve in 1994. Mr. Burbage currently serves as a director of Terma North America, Inc., XCOR Aerospace, a spacecraft and rocket engineering company, and Chemring Group, Inc., a subsidiary of Chemring Group PLC. Mr. Burbage received a B.S. in aerospace engineering from the U.S. Naval Academy and holds an M.S. in aeronautical systems from the University of West Florida and an M.B.A. from the University of California, Los Angeles.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer or Executive Experience
Mr. Burbage was the Lockheed Martin executive responsible for the F-35 Joint Strike Fighter program from its inception to adoption. He brings to the board the experience of managing a complex global program involving U.S. military and international customers and global industrial partners.

Extensive Global or International Business Experience
Mr. Burbage's leadership of the F-35 Joint Strike Fighter program involved international business development activities on a global basis. The F-35 was sold to more than 10 countries and involved a global manufacturing capability. This experience is particularly relevant to us as we pursue larger and more complex international business opportunities.

Defense Industry Related Experience
In addition to decades of experience as an executive of Lockheed Martin, Mr. Burbage previously served as a Naval aviator and test pilot. He received numerous industry awards, including the U.S. Naval Academy/Harvard Business Review Award for Ethical Leadership. His defense industry and Naval officer experience provides important insights to the board on our largest business and customer set.

Science, Technology and Innovation Experience
Mr. Burbage has an extensive engineering background. He has a B.S. in aeronautical engineering from the U.S. Naval Academy and an M.S. in aeronautical systems from the University of West Florida. He applied this technical and engineering knowledge as a Naval aviator and in his management roles at Lockheed Martin. This background and experience is critically important to the board because of the innovative nature and technical complexity of our products.

Timothy E. Conver

Director since:	1988

Age:	73

Board Committees and Leadership:	Member of Executive Committee

Summary of Experience	Mr. Conver served as our President from November 1990 and as our Chief Executive Officer from 1992 until his retirement in May 2016. Prior to joining the company, Mr. Conver served as President of Whittaker Electronic Resources, a supplier of engineered products for military electronics and industrial instrumentation, for 10 years. Mr. Conver is a graduate of the University of Montana and received his M.B.A. from the University of California, Los Angeles.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Conver has extensive executive leadership experience, having served as the Chief Executive Officer of the company for over 20 years and as President of Whittaker Electronic Resources for 10 years.

   2017 NOMINEES FOR CLASS II DIRECTORS

Extensive Knowledge of the Company's Business
His knowledge of all aspects of our business and history and his extensive experience managing companies that provide high-technology solutions to military and industrial customers, and deploy practical innovation focused on current and future customer needs, position him well to serve as a director and as our Chairman of the Board.

Defense Industry Experience
Mr. Conver's extensive knowledge and experience in the defense industry was gained through a long and successful career focused on providing high-technology products and innovation to defense customers throughout the U.S. government and internationally.

Commercial Business Experience
Mr. Conver has considerable experience in the commercial aerospace and industrial industries from his service as President of Whittaker Electronic Resources and Chief Executive Officer of the company. His experience in commercial business is beneficial to the board as the company expands its commercial business operations.

Arnold L. Fishman

Director since:	1998

Age:	72

Board Committees and Leadership:	Chair of Compensation Committee

Summary of Experience	Mr. Fishman has served as a member of our board of directors since 1998. Mr. Fishman is the founder of Lieberman Research Worldwide, a leading global market research firm, and Interviewing Service of America, a supplier of market survey services. Mr. Fishman served as the Chairman of Lieberman Research Worldwide and Interviewing Service of America from 1979 and 1983, respectively, until July 2015 when he sold his interests in the companies. He currently serves as the Co-Chairman of Applied VR, LLC. Mr. Fishman received his B.S. in psychology from Brooklyn College.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Fishman has extensive executive experience as the founder of a market research business and market survey business that grew under his leadership to a company that now conducts market research in over 80 countries around the world.

Extensive Knowledge of the Company Mr. Fishman has extensive knowledge and understanding of the company's business, products and personnel gained from 18 years of service as a director.

Related Industry Experience – Marketing and Communication
Mr. Fishman brings to the board critical insight into purchasing behaviors and communications and their relationship to successful business decision-making, which is important to our expanding commercial and consumer products businesses.

Science, Technology and Innovation Experience
Mr. Fishman has a track record of successfully developing and implementing innovative business models and practices as an entrepreneur, having founded and led several innovative market research businesses. Mr. Fishman serves as Co-Chairman of AppliedVR, LLC, a technology company using virtual reality to alter behavior in positive ways covering health, safety training, police empathy and other social issues. Mr. Fishman also represented a major film production studio in Croatia and created various innovative film financing vehicles supporting co-productions with major U.S. studios. This background and experience provides an important perspective to the board given the company's innovative culture and long history of successful innovation.

   2017 NOMINEES FOR CLASS II DIRECTORS

Charles Holland

Director since:	2004

Age:	71

Board Committees and Leadership:	None

Summary of Experience	General Holland has served as a member of our board of directors since 2004. General Holland retired as Commander, Headquarters U.S. Special Operations Command, or USSOCOM, in November 2003 and currently serves as an independent consultant for various entities. Mr. Holland has been a consultant of the company since February 2004. Prior to his retirement, Mr. Holland was responsible for all special operations forces of the Army, Navy and Air Force, both active duty and reserve. Mr. Holland entered the United States Air Force in 1968. He has commanded a squadron, two Air Force wings, served as Deputy Commanding General of the Joint Special Operations Command, and was Commander of the Special Operations Command, Pacific. Prior to commanding USSOCOM, he commanded the Air Force Special Operations Command and was the Vice Commander of U.S. Air Forces in Europe. Mr. Holland serves on the board of directors of a number of private companies in the defense industry, including SELEX Galileo, Inc. and TENAX Aerospace and on the Executive Advisory Board of Cubic Global Defense along with being on the Advisory Board of General Atomics Aeronautical Systems, Inc. Mr. Holland has a B.S. in aeronautical engineering from the U.S. Air Force Academy, an M.S. in business management from Troy State University (W. Germany) and an M.S. in astronautical engineering from the Air Force Institute of Technology.

Specific Qualifications, Attributes, Skills and Experience:

Defense Industry and Senior Military Experience
Mr. Holland brings to the board of directors his perspective and expertise as a warfighter and senior commander and as a senior consultant to the defense industry. He offers critical insight into the needs and demands of our UAS customers.

Extensive Knowledge of the Company
As a result of General Holland's years of experience as a director and his service as a consultant to the company, he has extensive knowledge of our products, business and personnel, which provides a valuable perspective to the board.

Extensive Global or International Business Experience
As a result of his military service and consulting experience, General Holland has extensive international business experience, including knowledge of international military customers, which is highly relevant to our expanding international UAS business.

Science, Technology and Innovation Experience
General Holland has extensive experience working with aerospace and other engineering and technology companies and currently serves on the board of directors of several companies in such industries, including SELEX Galileo and TENAX Aerospace, and on the advisory board of Cubic Global Defense and General Atomics Aeronautical Systems, Inc.. He also holds a bachelor's degree in aeronautical engineering and a master's degree in astronautical engineering. General Holland's significant experience working with technology companies is valuable to the board given the company's product lines and the industries in which the company operates.

   2017 NOMINEES FOR CLASS II DIRECTORS

Edward R. Muller

Director since:	2013

Age:	65

Board Committees and Leadership:	Lead Independent Director; Chair of Audit Committee and member of Compensation Committee

Summary of Experience	Mr. Muller has served as a member of our board of directors since 2013. Mr. Muller served as Vice Chairman of NRG Energy, Inc., a U.S.-based producer and retail supplier of electricity from December 2012 to February 2017. Prior to the merger in 2012 of NRG and GenOn Energy Inc., Mr. Muller served as the chairman and chief executive of GenOn, which also produced and sold electricity in the United States, a position he held beginning in 2010. From 2005 to 2010, Mr. Muller was chairman and chief executive of Mirant Corporation, which produced and sold electricity in the United States and internationally. Previously, Mr. Muller served as president and chief executive officer of Edison Mission Energy until 2000, which produced electricity in the United States and internationally. Mr. Muller previously served as vice president, chief financial officer, general counsel and secretary of Whittaker Corporation, a conglomerate with activities in aerospace, chemicals, healthcare and metals. Mr. Muller serves as a director of Transocean Ltd., an offshore oil and gas driller, and previously served as a director of Contact Energy, Ltd., Edison Mission Energy, Interval, Inc., Oasis Residential, Inc., Ormat Technologies, Inc., RealEnergy, Inc., RigNet Inc., Strategic DataCorp., The Keith Companies, Inc., and Whittaker Corporation. Mr. Muller is a member of the Council on Foreign Relations, the Pacific Council on International Policy and the Board of Trustees of the Riverview School (which he chairs), and previously was Chairman of the U.S. – Philippines Business Committee and Co-Chairman of the International Energy Development Council. Mr. Muller received his undergraduate degree from Dartmouth College and a J.D. from Yale Law School.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Muller brings broad and extensive executive leadership experience to our board, having served as Chief Executive Officer of large companies that produced electricity for more than 15 years and as Chief Financial Officer and General Counsel of Whittaker Corporation.

Related Industry Experience – Energy
Mr. Muller provides the board with an intimate understanding of the U.S. and global electricity industry in support of the company's electric vehicle strategy, international business operations and multi-product portfolio strategy.

Public Company Board Experience
Serving or having served as a director of 11 different public companies, Mr. Muller brings tremendous business and corporate governance oversight experience to the company and its board.

Financial Expertise
Mr. Muller has extensive financial and accounting experience as a Chief Executive Officer of several energy companies and as Chief Financial Officer of Whittaker Corporation and from serving on numerous public company audit committees. Our board and Audit Committee benefit from Mr. Muller's extensive financial and accounting experience.

Extensive Global or International Business Experience
Mr. Muller has extensive international business experience and is a recognized expert on international policy and energy development. Besides his substantial international business experience as a Transocean Ltd. director, Mr. Muller serves as a Member of the Council on Foreign Relations, the Pacific Council on International Policy and was previously Chairman of the U.S. Philippines Business Committee and Co-Chairman of the International Energy Development Council.

   2017 NOMINEES FOR CLASS II DIRECTORS

SUMMARY OF DIRECTOR NOMINEES

The following information and graphics summarize the qualifications of the nominees for Class II director and the other members of the board. Based on a careful assessment, the Nominating and Corporate Governance Committee and the board concluded that each nominee is qualified to serve as a director and that the collective board, including the nominees for election, possesses the necessary qualifications, attributes, skills and experience to provide effective oversight of the business and provide strategic advice and counsel to the company's management.

All nominees and other directors exhibit:

•	High integrity	•	Innovative thinking
•	Proven record of success	•	Knowledge of corporate governance

Our director nominees and other directors bring a balance of important skills to our boardroom

The fact that an item is not highlighted for a director does not mean that the director does not possess that qualification, attribute, skill or experience.

   2017 NOMINEES FOR CLASS II DIRECTORS

Our director nominees and other directors provide an effective mix of experience and fresh perspective.

INDEPENDENCE

PRIOR BOARD SERVICE

   CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Board of Directors and Committees

Our board of directors functions in a collaborative manner and all directors play an active role in overseeing the company's business both at the board and committee levels. The 2017 director nominees consist of three Class II director nominees, two of whom are independent directors and each of whom has significant executive leadership experience and knowledge of the company's business.

Pursuant to our bylaws, our board must annually elect one of its members to serve as Chairman of the Board, who shall preside over meetings of the board and stockholders, consult and advise the board and its committees on the business and affairs of the company, and perform such other duties as may be assigned by the board. Our bylaws also require the board to designate annually an independent director to serve as the Lead Independent Director if the Chairman of the Board is not an independent director. The designation of a Lead Independent Director is for a one-year term and a Lead Independent Director may be eligible for re-election at the end of that term. Designation as such does not impose on the Lead Independent Director any obligation or standard greater than or different from those of the company's other directors. The Lead Independent Director has the following roles and responsibilities:

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presides at all meetings of the board or stockholders at which the Chairman of the Board is not present;

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serves as a liaison on board-related issues between the Chairman of the Board and the independent directors;

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reviews and provides input to the Chairman of the Board regarding the nature, scope and timeliness of information that management provides to the board;

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reviews and provides input to the Chairman of the Board regarding the agendas for board meetings and the annual schedule of board meetings;

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presides at meetings of the independent directors and apprises the Chairman of the Board of the issues discussed, as appropriate; and

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performs such other duties as the board may from time to time delegate.

Our officers, under the direction of our Chief Executive Officer, are generally in charge of the day-to-day affairs of the company, subject to the powers reserved to the board.

As set forth in the company's Corporate Governance Guidelines, regularly scheduled executive sessions of independent directors are held at least twice per year. In addition, the non-employee directors also hold regular executive sessions. These meetings allow our independent and non-employee directors to discuss issues of importance to the company, including the business and affairs of the company, as well as matters concerning management, without any member of management present. Independent directors chair all of the board committees (except our Executive Committee), which are described below.

Board Leadership Structure

We do not have a formal policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer. The company's governance framework provides the board with flexibility to select the appropriate leadership structure for the company. In making leadership structure determinations, including whether to separate or combine the Chairman of the Board and Chief Executive Officer roles, the board considers many factors, including the specific needs of the business and what is in the best interests of the company's stockholders.

Our current leadership structure is as follows:

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Chairman of the Board: Timothy E. Conver

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Lead Independent Director: Edward Muller

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Chief Executive Officer: Wahid Nawabi

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Committees led by independent directors

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Active engagement by all directors

Prior to May 2016, Mr. Conver served as our Chairman of the Board and Chief Executive Officer. Upon Mr. Conver's retirement as our Chief Executive Officer effective May 1, 2016, a position Mr. Conver held since 1992, the board separated our Chairman of the Board and Chief Executive Officer positions, with Mr. Conver continuing as our Chairman of the Board and Mr. Nawabi assuming the role of Chief Executive Officer.

The board believes that our current leadership structure, which consists of a non-independent Chairman of the Board, a separate Chief Executive

   CORPORATE GOVERNANCE

Officer who is also a member of the board, an independent director serving as Lead Independent Director and strong, active independent directors, is the optimal structure to guide our company and maintain the focus required to achieve our business goals. The board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors, as it permits Mr. Nawabi to focus his full attention to our business and operations. Additionally, this structure allows Mr. Conver, who has extensive knowledge of our business and operations as our former President and Chief Executive Officer, to focus his attention on the company's strategic issues considered by our board. In addition, the board believes that Mr. Conver's interest as a significant stockholder is strongly aligned with his fiduciary duties as a director of the company.

Role in Risk Oversight

Our board of directors is responsible for overseeing our risk management and delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management the company's policies with respect to risk assessment and risk management. The committee is chartered to discuss with management our significant risk exposures and the actions management has taken to limit, monitor or control such exposures. In addition to the Audit Committee's work in overseeing risk management, our full board engages in discussions of the most significant risks that we face and how these risks are being managed.

Board Meetings

Under the company's bylaws, regular meetings of the board are held at such times as the board may determine. Special meetings of the board may be called by the Chairman of the Board or the President on 48 hours' notice to each director or by the President or the Corporate Secretary after receiving a written request of two directors on 48 hours' notice. The board held 8 meetings in fiscal year 2017. Each director attended at least 75% of all meetings of the board of directors and each committee on which he or she sat during fiscal year 2017.

Annual Meeting Attendance

The company does not have a formal policy regarding directors' attendance at annual meetings of stockholders, but encourages all directors to attend such meetings. All members of our board who were serving as directors at the time attended the 2016 annual meeting of stockholders.

Board Committees

The board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. The board has adopted a written charter for each of these committees, which are available on the company's website at www.avinc.com by clicking on "Investors" and then "Corporate Governance." All of the members of each of these standing committees (other than the Executive Committee) meet the criteria for independence prescribed by the SEC and Nasdaq. The information contained on our website is not incorporated by reference into, and does not form a part of, this proxy statement. Our board of directors may establish other committees to facilitate the management of our business. Additional information about the committees is provided below.

Audit Committee

Committee Chair:	Edward R. Muller
Other Committee Members:	Stephen F. Page and Catharine Merigold
Meetings held in FY 2017:	5

The board has determined that Mr. Muller and Mr. Page qualify as audit committee financial experts as defined by the rules of the SEC. All committee members are able to read and understand fundamental financial statements in accordance with Nasdaq requirements. Our Audit Committee's main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The Audit Committee's responsibilities include:

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selecting and hiring our independent registered public accounting firm;

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evaluating the qualifications, independence and performance of our independent registered public accounting firm;

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reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

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reviewing the design, adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

   CORPORATE GOVERNANCE

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reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

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overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

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reviewing with management and our independent registered public accounting firm any earnings announcements or other public announcements concerning our operating results;

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establishing procedures for the receipt, retention and treatment of complaints (including procedures for receiving and handling complaints on a confidential and anonymous basis) regarding accounting, internal accounting controls or auditing matters, including employee concerns regarding questionable accounting or auditing matters;

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preparing the audit committee report that the SEC requires in our annual proxy statements; and

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reviewing and approving any related party transactions.

The Code of Business Conduct and Ethics, or code of conduct, is our code of ethics for directors, executive officers, employees and agents. Any amendment to the code of conduct that applies to our directors or executive officers may be made only by the board or a board committee and will be disclosed on our website. The code of conduct is available at http://investor.avinc.com. The Audit Committee charter and the code of conduct are also available in print to any stockholder who requests them.

Compensation Committee

Committee Chair:	Arnold L. Fishman
Other Committee Members:	Charles Thomas Burbage and Edward R. Muller
Meetings held in FY 2017:	6

Our Compensation Committee's purpose is to assist our board of directors in determining the development plans and compensation for our senior management and the compensation to be paid to directors for board and committee service. The Compensation Committee of our board is comprised of three independent directors. The Compensation

Committee's responsibilities with respect to executive and director compensation are:

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to review our compensation philosophy;

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to review and recommend to the board corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives and review and recommend to the board the compensation of our Chief Executive Officer (unless such decisions require approval by our Compensation Committee to the extent such compensation is intended to be qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code);

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to review and approve all compensation of our executive officers and all other officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act;

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to review all employment agreements and severance arrangements of executive officers;

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to review and recommend to the board compensation for non-management directors' service on the board and any committees;

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to review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans;

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to review and approve the Compensation Discussion and Analysis contained in this proxy statement; and

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to review and approve executive officer indemnification and insurance matters.

In addition, the Compensation Committee is responsible for the general administration of all executive compensation plans, including:

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setting performance goals for our executive officers and reviewing their performance against these goals;

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approving all amendments to, and terminations of, all such compensation plans and any awards under such plans;

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granting awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers; and

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making recommendations to the board with respect to awards for directors under our equity incentive plans.

   CORPORATE GOVERNANCE

In addition, the Compensation Committee has the sole authority, in accordance with applicable securities laws, rules and regulations and Nasdaq listing standards, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Compensation Committee believes to be necessary or appropriate. The Compensation Committee is responsible for the appointment, compensation and oversight of the work of any compensation advisors retained by the Compensation Committee. Subject to any exceptions under the Nasdaq listing standards, prior to selection and engagement of any compensation advisor, the Compensation Committee will undertake an analysis of the independence of each such compensation advisor under the independence factors specified in the applicable requirements of the Exchange Act and the Nasdaq listing standards. The company will provide for appropriate funding, as determined by the Compensation Committee in its sole discretion, for payment of compensation to any compensation advisors retained by the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during the fiscal year ended April 30, 2017 were Arnold L. Fishman, Charles Thomas Burbage, and Edward R. Muller. None of the current or proposed members of our Compensation Committee at any time has been one of our executive officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Nominating and Corporate Governance Committee

Committee Chair:	Stephen F. Page
Other Committee Members:	Charles Thomas Burbage and Catharine Merigold
Meetings held in FY 2017:	4

Our Nominating and Corporate Governance Committee's purpose is to assist our board by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board, and to develop our corporate governance principles. The Nominating and Corporate Governance Committee's responsibilities include:

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evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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administering a policy for considering stockholder nominees for election to our board of directors;

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evaluating and recommending candidates for election to our board of directors;

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overseeing our board of directors' performance and self-evaluation process; and

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reviewing our corporate governance principles and providing recommendations to the board regarding possible changes.

Our board of directors believes that it should be composed of directors with varied, complementary backgrounds and that directors should, at a minimum, have expertise that may be useful to the company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our business.

When evaluating director candidates, the Nominating and Corporate Governance Committee takes into account the degree to which a candidate fulfills the criteria contained in the Corporate Governance Guidelines and other factors consistent with those guidelines, including the following:

•

independence from management;

•

personal and professional integrity, ethics and values;

•

practical and mature business judgment;

•

experience as a Chief Executive Officer, President or other executive officer of a public or large private company;

•

extensive knowledge of the company's business or experience in one or more industries in which we compete, including aerospace and defense, alternative energy, automotive or industrials;

•

global and international business experience;

•

experience in strategic development activities, including mergers, acquisitions, partnerships and venture capital transactions;

•

experience in marketing, engineering, technology and innovation, operations, supply chain and manufacturing, and legal;

   CORPORATE GOVERNANCE

•

a high degree of financial literacy and experience;

•

experience as a board member of another publicly-held company;

•

diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•

data analytics experience;

•

commercial business experience; and

•

experience in scaling or growing a startup or small business into a significant business.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to the Corporate Secretary and include:

•

a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

•

the name of and contact information for the candidate;

•

a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•

with respect to each of the proposing stockholder and the candidate, the class and number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record;

•

with respect to each of the proposing stockholder and the candidate, any derivative, swap or other transaction, or series of transactions, the purpose or effect of which is to give such party economic risk similar to ownership of shares of our capital stock;

•

with respect to each of the proposing stockholder and the candidate, any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any of our shares of capital stock;

•

with respect to each of the proposing stockholder and the candidate, any agreement, arrangement, understanding or relationship engaged in, directly or indirectly, to reduce the level of risk of loss to, or increase or decrease the voting power of, such party with respect to our shares of capital stock, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of our shares of capital stock;

•

with respect to each of the proposing stockholder and the candidate, any right to dividends on any of our shares of capital stock owned beneficially by such party that are separated from our underlying shares of capital stock;

•

with respect to each of the proposing stockholder and the candidate, opportunity to profit from, or any performance-related fees such party is entitled to, based on the increase or decrease in the value of any of our shares of capital stock;

•

all information relating to the proposing stockholder and the candidate that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposing stockholder, on the one hand, and the candidate, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K promulgated under the Exchange Act if such proposing stockholder were the "registrant" for purposes of such rule and the candidate were a director or executive officer of such registrant; and

•

a completed and signed questionnaire, representation and agreement with respect to the candidate's background, any voting commitments or compensation arrangements and the candidate's commitment to abide by our Corporate Governance Guidelines.

In addition, we may require any candidate to furnish such other information as may reasonably be required by us to determine the eligibility of such candidate to serve as an independent director in accordance with our Corporate Governance Guidelines or that could be material to a reasonable stockholder's understanding of the independence or lack of independence of such candidate.

   CORPORATE GOVERNANCE

Before nominating a sitting director for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider:

•

the director's performance on the board of directors; and

•

whether the director's re-election would be consistent with our Corporate Governance Guidelines.

Executive Committee

Committee Chair:	Timothy E. Conver
Other Committee Members:	Charles Thomas Burbage
Meetings held in FY 2017:	0

Our Executive Committee's purpose is to exercise the powers of the board of directors when the board is not in session, subject to specific restrictions as to powers retained by the full board of directors or delegated to other committees of the board of directors. Powers retained by the full board of directors include those relating to amendments to our certificate of incorporation and bylaws, mergers, consolidations and sales or exchanges involving substantially all of our assets.

Board Self-Evaluations

The board of directors conducts annual self-evaluations to assess the qualifications, attributes, skills and experience represented on the board and to determine whether the board and its committees are functioning effectively. During the year, the Nominating and Corporate Governance Committee receives input on the board and committee performance from directors and discusses the input with the full board. The self-assessment focuses on the board's contribution to the company and on areas in which the board believes that the board or any of its committees could improve.

Communication with the Board

The board has established a process to facilitate communication with stockholders and other interested parties. Communications can be addressed to the directors in care of the Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, CA 91016 or by email to corporatesecretary@avinc.com. At the direction of the board, all mail received may be opened and screened for security purposes. The board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "outside directors" or "non-employee directors" will be forwarded or delivered to the Lead Independent Director. Mail addressed to the "board of directors" will be forwarded or delivered to the Chairman of the Board.

Commitment to Good Corporate Governance

The board has adopted various policies and guidelines as part of the company's commitment to good corporate governance. Examples of such polices include:

•

anti-hedging and anti-short sale polices for executives, directors and employees;

•

share ownership guidelines and share retention policy for executives and directors; and

•

a compensation recovery policy for executives.

   DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

The general policy of our board of directors is that compensation for non-employee directors should be a mix of cash and equity-based compensation. We do not pay management directors for board service in addition to their regular employee compensation. Our Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The board of directors reviews the Compensation Committee's recommendations and determines the amount of director compensation.

The Compensation Committee's independent compensation consultant during a portion of fiscal year 2017, Compensia, Inc., a national compensation consulting firm, assisted the board of directors in setting director compensation for fiscal year 2017.

In June 2016, Compensia provided recommendations regarding our director compensation programs based on director compensation data compiled from the annual reports and proxy statements of companies generally considered comparable to us as determined by the Compensation Committee. Our fiscal year 2017 peer group consisted of the companies listed below.

  Aerojet Rocketdyne Holdings, Inc.
  American Science & Engineering, Inc.
  Astronics Corporation
  Cubic Corporation

  DigitalGlobe, Inc.
  Ducommun Incorporated
  II-VI Incorporated
  iRobot Corporation
  KVH Industries, Inc.
  LMI Aerospace, Inc.
  Maxwell Technologies, Inc.
  Mercury Systems, Inc.
  OSI Systems, Inc.
  The KEYW Holding Corporation
  ViaSat, Inc.

Our board of directors establishes the various components of director compensation with the goal of ensuring that the program is generally competitive with peer practices.

After reviewing the peer group compensation data provided by Compensia, the board decided that the annual cash retainer fees and the value of annual equity compensation provided to non-employee directors for fiscal 2017 service should remain at the same levels as in effect for fiscal 2016. In addition for fiscal 2017, the board approved an additional annual retainer fee of $50,000 for the company's chairman of the board, which retainer was not in effect during fiscal 2016 due to the combined chief executive officer and chairman of the board roles held by Tim Conver during such period.

The table below presents the annual cash retainer fees for our non-employee directors in effect in fiscal year 2017.

Director Responsibilities	Annual Retainer

Board Members	$45,000
Chairman of the Board	$50,000
Lead Independent Director	$10,000
Chair of Audit Committee	$16,000
Audit Committee Member (not including Chair)	$ 6,000
Chair of Nominating and Corporate Governance Committee	$10,000
Nominating and Corporate Governance Committee Member (not including Chair)	$ 2,500
Chair of Compensation Committee	$12,000
Compensation Committee Member (not including Chair)	$ 4,000

Annual retainer amounts are paid in four equal quarterly installments at the beginning of each of our fiscal quarters if the individual is still serving as a director at such time. We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with their service as a director, such as attending board or committee meetings.

In addition to cash retainer fees for fiscal 2017, the board determined that our continuing non-employee directors receive a grant of restricted stock awards

   DIRECTOR COMPENSATION

with an aggregate value of $110,000 on the date of grant (measured by the fair market value per share of our common stock subject to the awards on the date of grant). Newly elected or appointed non-employee directors will be granted restricted stock awards with an aggregate value of $170,000 on the date of grant (measured by the fair market value per share of our common stock subject to the awards on the date of grant). The annual and new director equity grant values were determined by the board to be competitive with non-employee director annual equity awards at comparable companies based on Compensia benchmarking data presented to the board at the June 2016 meeting and described above.

Prior to fiscal 2017, restricted stock awards granted to our non-employee directors vested in five equal annual installments. However, based on market data regarding vesting provided to the compensation committee and the board in March 2017 by Pay

Governance LLC, a new independent compensation consultant retained by the Compensation Committee in July 2016, the board determined that future equity grants should vest in equal annual installments over a three-year period. In March 2017, the board of directors approved the issuance of the annual restricted stock awards to our non-employee directors for their service during fiscal 2017, each with a value of $110,000, which awards vest in three equal annual installments on July 11, 2017, 2018 and 2019.

We have entered into letter agreements with each of our non-employee directors that provide for the acceleration of vesting and exercisability of all company stock options and restricted stock awards held by the director upon the completion of a change in control (as such term is defined in our severance protection agreements with our Named Executive Officers described on page 60 below).

Fiscal Year 2017 Non-Employee Director Compensation Table

The following table identifies the compensation paid during fiscal year 2017 to each person who served as a non-employee director during fiscal year 2017. Mr. Conver also served as our Chief Executive Officer and President until May 1, 2016. As a result, he is a Named Executive Officer for fiscal year 2017 and his compensation, including the compensation he received for his services as a non-employee director during fiscal year 2017 and the outstanding equity awards held by him as of the last day of fiscal year 2017, are disclosed in the compensation tables beginning on page 56 below).

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Restricted Stock Awards[1] ($)	All Other Compensation ($)		Total ($)

Charles Thomas Burbage	51,500	—	110,009	—		161,509
Arnold L. Fishman	64,500	—	110,009	—		174,509
Charles R. Holland	45,625	—	110,009	80,000	[2]	235,634
Catharine Merigold	51,625	—	110,009	—		161,634
Edward R. Muller	67,500	—	110,009	—		177,509
Stephen F. Page	61,000	—	110,009	—		171,009

1.
The value of the equity awards equals their grant date fair value as computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718 with respect to restricted stock awarded to directors during fiscal year 2017. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the financial statements included in our annual report on Form 10-K for our 2017 fiscal year, as filed with the SEC.

2.
Consists of consulting fees received by Mr. Holland. See "Independence Determinations" above for a full description of Mr. Holland's consulting relationship.

The non-employee members of our board who held such positions on April 30, 2017 held the following aggregate number of unexercised options as of such date:

Name	Number of Securities Underlying Unexercised Options

Charles Thomas Burbage	25,000
Arnold L. Fishman	23,500
Charles R. Holland	19,100
Catharine Merigold	—
Edward R. Muller	25,000
Stephen F. Page	20,000

   DIRECTOR COMPENSATION

The non-employee members of our board who held such positions on April 30, 2017 held the following aggregate number of shares of unvested restricted stock as of such date:

Name	Number of Securities Underlying Unvested Restricted Stock

Charles Thomas Burbage	12,354
Arnold L. Fishman	9,754
Charles R. Holland	9,754
Catharine Merigold	9,894
Edward R. Muller	12,354
Stephen F. Page	12,354

The following table provides a breakdown of fees earned or paid in cash during fiscal year 2017:

Name	Annual Retainers ($)	Chairman of the Board, Lead Independent Director and Committee Chair Retainer Fees ($)	Committee Member Retainer Fees ($)	Total Fees ($)

Charles Thomas Burbage	45,000	—	6,500	51,500
Arnold L. Fishman	45,000	19,500	—	64,500
Charles R. Holland	45,000	—	625	45,625
Catharine Merigold	45,000	—	6,625	51,625
Edward R. Muller	45,000	18,500	4,000	67,500
Stephen F. Page	45,000	10,000	6,000	61,000

Compensation Policies Applicable to Non-Employee Directors

Annual Limits on Director Compensation

We have adopted annual limits on the amount of compensation that any individual non-employee director may receive for service on our board of directors. The sum of any cash compensation, other compensation and equity awards granted to a non-employee director as compensation for services on our board during any fiscal year may not exceed $500,000 (or $700,000 for the director's initial year of service). The board of directors may make exceptions to this limit in extraordinary circumstances, provided that the director receiving the additional compensation may not participate in the decision to award that compensation.

Stock Ownership Guidelines for Non-Employee Directors

In August 2013, our board of directors adopted stock ownership guidelines for our non-employee directors. Under the guidelines, each non-employee director is expected to, within five years of the later of August 6, 2013 or the date on which such person is appointed to the board, own shares of the company's common stock with a market value of no less than three times his or her current annual cash retainer for serving as a member of the board of directors, exclusive of chairperson, committee or meeting fees. Any shares of our common stock held by a member of our board of directors in margin accounts or pledged as collateral for a loan will not be considered for purposes of satisfying the ownership guidelines described above.

   DIRECTOR COMPENSATION

The company determines progress towards meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each non-employee director's equity ownership in the company as a multiple of his or her cash retainer and the minimum ownership level required pursuant to these guidelines for each of our current non-employee directors, as of April 30, 2017:

Name	Dollar Value of Equity Ownership as a Multiple of Annual Retainer ($)[1]	Minimum Ownership Level Required as a Multiple of Annual Retainer

Charles Thomas Burbage	4.2x	3x
Timothy E. Conver	1330.7x	3x
Arnold Fishman	191.5x	3x
Charles R. Holland	17.6x	3x
Catharine Merigold[2]	0.3x	3x
Edward R. Muller	5.2x	3x
Stephen F. Page	11.0x	3x

1.
For each non-employee director, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such non-employee director, multiplied by the closing price of $28.57 per share of our common stock on April 28, 2017, the last trading day of fiscal 2017, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such non-employee exceeds the exercise price of such stock options, if any, by (b) the annual retainer paid to such non-employee director (excluding any annual cash retainer for committee membership or chairmanship or service as lead independent director).

2.
Ms. Merigold has until July 31, 2020 to satisfy the minimum ownership level required under the stock ownership guidelines for non-employee directors.

Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require non-employee directors to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by non-employee directors. All trades by non-employee directors must be pre-cleared. Furthermore, no member of our board of directors may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

Stock ownership and retention guidelines and anti-hedging policies for our executive officers, including Mr. Nawabi, are described below under "Executive Compensation and Other Information – Compensation Discussion and Analysis – Stock Ownership Guidelines for Executive Officers."

   RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS

Certain Transactions and Relationships

Review and Approval of Related Party Transactions.    All transactions and relationships in which the company and our directors, director nominees and executive officers or their immediate family members are participants are reviewed by our Audit Committee or another independent body of the board of directors, such as the independent and disinterested members of the board. As set forth in the Audit Committee charter, the members of the Audit Committee, all of whom are independent directors, review and approve related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee or the independent and disinterested members of the board may consider:

•

the nature of the related person's interest in the transaction;

•

the material terms of the transaction, including, without limitation, the amount and type of transaction;

•

the importance of the transaction to the related person;

•

the importance of the transaction to the company;

•

whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•

any other matters the Audit Committee deems appropriate.

Reportable Related Party Transactions.    Other than the employment arrangements described elsewhere in this proxy statement, since May 1, 2016, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which:

•

the amount involved exceeded or will exceed $120,000; and

•

a director, director nominee, executive officer, holder of five percent or more of any class of our capital stock or any member of his or her immediate family had or will have a direct or indirect material interest.

   EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following table sets forth certain information as of August 11, 2017 about our executive officers.

Name	Age	Position

Wahid Nawabi[1]	48	President and Chief Executive Officer
Teresa Covington	54	Sr. Vice President and Chief Financial Officer
Kirk Flittie	55	Vice President and General Manager, UAS
Ken Karklin	48	Vice President and General Manager, EES

1.
The background and experience of Mr. Nawabi is detailed on page 14.

Teresa Covington was appointed our Senior Vice President and Chief Financial Officer effective March 1, 2017. She previously served as the company's vice president of finance from July 2015 to March 1, 2017 and as our interim chief financial officer from February 2015 to July 2015. Ms. Covington joined the company in May 2011, serving as our Vice President of Finance, EES until February 2015. Prior to joining the company, from August 2000 to May 2011, Ms. Covington served as senior vice president and chief financial officer of Line 6, Inc., a global designer and manufacturer of musical instruments that is now part of Yamaha. She earned an M.B.A. from Stanford University Graduate School of Business, an M.S. in electrical engineering from the University of Southern California and a B.S. in electrical engineering from the University of Illinois at Urbana-Champaign.

Kirk Flittie has served in various UAS leadership positions since joining the company in 1996. Mr. Flittie has served as the company's General Manager and Vice President, UAS, since May 2015. Mr. Flittie previously served as our Vice President of Global Observer from October 2007 to May 2015, as our Director of Global Observer from May 2006 to October

2007 and as Director of our Helios program from May 2003 to May 2006. Prior to joining the company, Mr. Flittie managed aerospace programs for Northrop Grumman and American Rocket Company. Mr. Flittie earned a B.S. in Aerospace Engineering from the University of Notre Dame, and an M.S. in Aeronautics and Astronautics from the Massachusetts Institute of Technology.

Ken Karklin has served in a variety leadership roles at the company in engineering, operations, program management and in the EES services group since joining the company in April 2007. Mr. Karklin has served as the company's Vice President and General Manager, EES, since May 2015. He previously served as our Director of Corporate Quality from August 2014 to May 2015. He served as our Director of Quality Assurance from March 2010 to August 2014. Prior to joining the company, Mr. Karklin held engineering and engineering management roles at a venture-funded start-up and at established technology leaders Intel Corporation, Hewlett Packard Company and Agilent Technologies. Mr. Karklin earned a B.S. degree in Mechanical Engineering from Rensselaer Polytechnic Institute.

   SHARE OWNERSHIP

SHARE OWNERSHIP

Ownership of Equity Securities of the Company

The following table presents information regarding the beneficial ownership of our common stock as of August 11, 2017, by:

•

our Named Executive Officers;

•

our current directors and director nominees;

•

all of our directors and executive officers as a group; and

•

each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of August 11, 2017 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 23,840,300 shares of our common stock outstanding on August 11, 2017. Except as set forth in the footnotes below, the address of each beneficial owner listed on the table is c/o AeroVironment, Inc., 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

5% Stockholders
BlackRock, Inc.[1]	2,877,998	12.1%
The Vanguard Group[2]	1,758,426	7.4%
Janus Capital Management, LLC[3]	1,333,314	5.6%
Dimensional Fund Advisors, LP4	1,338,616	5.6%
Goldman Sachs Asset Management[5]	1,326,681	5.6%
Named Executive Officers, Directors and Director Nominees:
Wahid Nawabi[6]	150,427	*
Teresa Covington	13,196	*
Kirk Flittie[7]	73,201	*
Ken Karklin	9,437	*
Charles Thomas Burbage[8]	36,873	*
Timothy E. Conver[9]	2,102,489	8.8%
Arnold L. Fishman[10]	340,895	1.4%
Charles R. Holland[11]	57,148	*
Catharine Merigold	14,225	*
Edward R. Muller[12]	45,124	*
Stephen F. Page[13]	42,873	*
Raymond Cook[14]	13,879	*
Doug Scott[15]	18,014	*
Current Directors and Executive Officers as a Group (11 persons)	2,639,627	11.0%

*
Less than 1%.

1.
Based solely on a Schedule 13G/A filed by BlackRock, Inc. on January 12, 2017 with the SEC reporting beneficial ownership as of December 31, 2016. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

2.
Based solely on a Schedule 13G/A filed by The Vanguard Group on February 9, 2017 with the SEC reporting beneficial ownership as of December 31, 2016. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

3.
Based solely on a Schedule 13G/A filed by Janus Capital Management, LLC on February 13, 2017 with the SEC reporting beneficial ownership as of December 31, 2016. The address of Janus Capital Management, LLC is 151 Detroit Street, Denver, CO 80206.

   SHARE OWNERSHIP

4.
Based solely on a Schedule 13G filed by Dimensional Fund Advisors, LP on February 9, 2017 with the SEC reporting beneficial ownership as of December 31, 2016. The address of Dimensional Fund Advisors, LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

5.
Based solely on a Schedule 13G filed by Goldman Sachs Asset Management on January 27, 2017 with the SEC reporting beneficial ownership as of December 31, 2016. The address of Goldman Sachs Asset Management L.P. is 200 West Street, New York, New Your 10282.

6.
Includes 103,696 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable with 60 days of August 11, 2017.

7.
Includes 34,263 shares held by the Kirk and Jennifer Flittie Family Trust, of which Mr. Flittie is one of the trustees.

8.
Includes 15,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 11, 2017.

9.
Includes 1,979,535 shares held by the Conver Family Trust, of which Mr. Conver is one of the trustees, and 64,816 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 11, 2017. Mr. Conver disclaims beneficial ownership of any securities in which he does not have a pecuniary interest.

10.
Includes 298,322 shares of our common stock held by the Arnold Fishman Revocable Trust Arnold Fishman Trustee; 20,700 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 11, 2017, and 6,500 shares held by Mr. Fishman's wife, Judy Fishman.

11.
Includes 17,500 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 11, 2017.

12.
Includes 9,484 shares held by the Edward R. Muller and Patricia E. Bauer 1991 Family Trust, of which Mr. Muller is one of the two trustees and with respect to which he shares investment authority with the other trustee, and 801 shares held by the Edward R. Muller IRA. Includes 15,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 11, 2017.

13.
Includes 5,000 shares held by the Stephen F. Page Living Trust, of which Mr. Page is the trustee, and 16,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 11, 2017.

14.
Mr. Cook's employment with the company ended effective February 28, 2017. Shares of the company's common stock owned by Mr. Cook were calculated based on the company's records as of his separation date. No further ownership information was available to the company after Mr. Cook ceased being a Section 16 reporting person.

15.
Mr. Scott's employment with the company ended effective October 3, 2016. Shares of the company's common stock owned by Mr. Scott were calculated based on the company's records as of his separation date. No further ownership information was available to the company after Mr. Scott ceased being a Section 16 reporting person.

   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the fiscal year ended April 30, 2017, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 30, 2017 about our common stock that may be issued, whether upon the exercise of options, warrants and rights or otherwise, under our existing equity compensation plans.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1]		Weighted-average exercise price of outstanding options, warrants and rights[1]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))

Equity compensation plans approved by security holders	451,624	[1]	$24.92	2,781,421	[2]
Equity compensation plans not approved by security holders	—		—	—

Total	451,624		$24.92	2,781,421

1.
Consists of awards outstanding under the AeroVironment, Inc. Nonqualified Stock Option Plan, and the AeroVironment, Inc. Amended and Restated 2006 Equity Incentive Plan.

2.
No additional awards may be granted under the AeroVironment, Inc. Nonqualified Stock Option Plan.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report

The Compensation Committee of our board of directors is primarily responsible for determining the annual salaries and other compensation of our executive officers and administering our equity compensation plans. The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis of the 2017 proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in our annual report filed on Form 10-K and this proxy statement.

Compensation Committee Arnold L. Fishman Charles Thomas Burbage Edward R. Muller

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the material components of our executive compensation program for:

•

Wahid Nawabi, our President and Chief Executive Officer;

•

Timothy E. Conver, our Chairman of our board of directors and former President and Chief Executive Officer (Mr. Conver retired as an officer of the company in May 2016);

•

Teresa Covington, our Senior Vice President and Chief Financial Officer;

•

Raymond Cook, our former Senior Vice President and Chief Financial Officer (Mr. Cook's employment with the company ended on February 28, 2017);

•

Kirk Flittie, our Vice President and General Manager of Unmanned Aircraft Systems (UAS);

•

Kenneth Karklin, our Vice President and General Manager of Efficient Energy Systems (EES); and

•

Doug Scott, our former Senior Vice President and General Counsel (Mr. Scott's employment with the company ended effective October 3, 2016).

We refer to these executive officers collectively in this Compensation Discussion and Analysis as the "Named Executive Officers."

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each compensation component that we provide. In addition, we explain how and why the Compensation Committee arrived at specific compensation policies and decisions involving our Named Executive Officers during fiscal year 2017.

Due to Mr. Conver's retirement on May 1, 2016, he was not compensated as an employee during fiscal year 2017 and instead only received compensation for his services as a non-employee director during fiscal year 2017. Because he served as our President and Chief Executive Officer for a portion of fiscal year 2017, he is included as a Named Executive Officer for purposes of this Compensation Discussion and Analysis and the compensation tables below pursuant to SEC requirements. However, since he did not receive any compensation as an employee during fiscal year 2017, he is not included in the discussion regarding our fiscal year 2017 compensation decisions below.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Summary

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. The Compensation Committee reviews our executive compensation program on an annual basis to ensure that it is consistent with such objectives. In line with this philosophy, compensation awarded to our Named Executive Officers for fiscal year 2017 reflected our financial and strategic results and overall compensation philosophy.

For fiscal year 2017, revenue and pre-tax income were the primary financial metrics used by the Compensation Committee to evaluate our financial performance. Our performance for fiscal year 2017 for these metrics, relative to fiscal year 2016 performance, is reflected in the table below, which highlights the strong growth in our year-over-year pre-tax income.

Financial Measure	Fiscal Year 2017 ($)	Fiscal Year 2016 ($)	Increase (decrease) (%)

Revenue	264.9 million	264.1 million	0.3%
Pre-Tax Income	14.2 million	8.1 million	75.3%

We also made significant progress in achieving the operational imperatives associated with our 2017 annual bonus plan, which focused on compliance and safety, customer satisfaction, strategic growth, organizational development and competitive rates.

Based primarily on our financial performance in fiscal 2017, our Named Executive Officers received payouts of their annual cash bonuses significantly below target amounts even with our strong pre-tax income performance for the year. In addition, due to our failure to meet the revenue and operating profit objectives established by our Compensation Committee for our Long-Term Incentive Compensation Awards for the three-year performance period comprising fiscal years 2015, 2016 and 2017, such awards were forfeited without any payout.

Our executive compensation program is governed by policies and practices that are in line with industry practices and stockholder interests, examples of which include:

•

Majority of total potential compensation paid to executives based on our financial performance;

•

A compensation recovery (or "clawback") policy for the recovery of incentive compensation of executive officers;

•

Anti-hedging and anti-short sale policies for executives;

•

Stock ownership guidelines requiring ownership of company stock by our Chief Executive Officer of 4x his base salary and by other Named Executive Officers of 2x their base salaries;

•

Post-vesting stock retention guidelines requiring Named Executive Officers to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved; and

•

Double-trigger provisions for change in control situations in our Severance Protection Agreements, and no excise tax gross-up payments upon a termination after a change in control.

Objectives of our Executive Compensation Program

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. Specifically, our executive compensation program is designed to:

•

attract, motivate and retain superior talent;

•

ensure that compensation is commensurate with the company's performance and stockholder returns;

•

provide performance awards for the achievement of financial and strategic objectives that are critical to our long-term growth; and

•

ensure that our executive officers have financial incentives to achieve substantial growth in stockholder value.

Our compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salary, annual cash incentive bonus awards, performance restricted stock units which will settle in fully-vested shares of common stock for multi-year performance periods, restricted stock awards subject to time-based vesting over a multi-year period and other employee benefits.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Each of these compensation components serve our interests in different ways and together represent a balance among all elements of compensation and the various time periods for such elements. A majority of the compensation provided to the Named Executive Officers is based on our performance. This design approach helps align the interests of our executive officers with those of stockholders in achieving long-term increases in the value of our common stock. We have selected these compensation components to create a flexible pay package that reflects the long-term nature of our business and can reward both the short-term and long-term performance of the company and each individual Named Executive Officer. Each element of our executive compensation program is discussed in greater detail below.

Compensation-Setting Process

The Compensation Committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our executive officers, including the Named Executive Officers.

Generally, annual base salary adjustments for our executive officers are determined within the first quarter of each fiscal year. Annual cash bonus payouts are made within 75 days of our fiscal year end to synchronize award determinations with the conclusion of our fiscal year and the review of fiscal year financial results. Historically, long-term incentive awards have been made at the discretion of the Compensation Committee. Compensation adjustments in connection with changes in duties and/or other material changes in the primary assumptions forming the basis of a compensation decision will continue to be made as required by circumstances throughout the fiscal year.

  Role of Our Chief Executive Officer

Typically, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of our executive officers (except with respect to his own compensation), including base salary levels, target annual cash bonus opportunities, bonus payouts under the prior fiscal year's annual bonus plan, long-term incentive performance compensation levels and equity awards, with the assistance of our chief human resources officer and Chief Financial Officer. Our Chief Executive Officer also provides recommendations for the corporate financial and strategic objectives used in our annual cash bonus plan and long-term incentive compensation program. In addition, he established the individual performance goal objectives for the non-CEO Named Executive Officers for the fiscal 2017 annual cash bonus plan. He supports his recommendations with competitive market data developed by our human resources department, information provided by the Compensation Committee's independent compensation consultant, and by reviewing the historical performance of each executive officer with the Compensation Committee. Although the Compensation Committee carefully considers the recommendations of our Chief Executive Officer when determining the compensation of our executive officers, it bases its decisions on the collective judgment of its members after considering the input of its independent compensation consultant and any relevant supporting data.

While our Chief Executive Officer generally attends meetings of the Compensation Committee, the committee meets outside the presence of our Chief Executive Officer when discussing his compensation. Decisions with respect to our Chief Executive Officer's compensation are made by the Compensation Committee, subject to the approval of our board of directors (unless such decisions require approval by our Compensation Committee to the extent such compensation is intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code or exempt under Section 16(b) of the Exchange Act).

The Compensation Committee may delegate and grant authority to our Chief Executive Officer and/or a committee of executive officers to grant option awards under the company's equity incentive plan to the employees holding positions below the level of Vice President.

  Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our executive compensation program. In fiscal year 2017, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm, to provide executive compensation advisory services, including an executive officer compensation assessment and a board of directors' compensation review. Compensia had provided executive compensation advisory services to the Compensation Committee since 2006 and did not provide any non-compensation-related services to us during fiscal year 2016 or 2017. In July 2017, the Compensation

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Committee retained a new independent compensation consultant, Pay Governance, LLC, to provide it with an assessment of the company's executive compensation, including its long-term incentive compensation program.

The Compensation Committee considered the independence of Compensia and Pay Governance LLC consistent with the requirements of Nasdaq. Further, as required under Item 407(e)(3) of Regulation S-K, the Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from retaining Compensia or Pay Governance. The Compensation Committee intends to reassess the independence of its compensation advisors at least annually.

  Competitive Market Data

Each year, the Compensation Committee reviews the executive compensation practices of a group of companies in the technology sector determined to be comparable to us based on their size and public company status. Our fiscal year 2017 peer group consisted of the companies listed below.

    Aerojet Rocketdyne Holdings, Inc.
    American Science and Engineering, Inc.
    Astronics Corporation
    Cubic Corporation
    DigitalGlobe, Inc.
    Ducommun Incorporated
    II-VI Incorporated
    iRobot Corporation
    The KEYW Holding Corporation
    KVH Industries, Inc.
    LMI Aerospace, Inc.
    Maxwell Technologies, Inc.
    Mercury Systems, Inc.
    OSI Systems, Inc.
    ViaSat, Inc.

Each year, the Committee's independent compensation consultant surveys the compensation practices of the peer group to assess the competitiveness of our compensation programs. Although we maintain the peer group for executive compensation and performance reference purposes, the peer group compensation data is limited to publicly available information and therefore does not necessarily provide comparisons for all officers. By contrast, survey data has the advantage of including data on executive positions beyond what is available in public filings, but may not be specific to the selected companies in the peer group. In light of this, in setting fiscal year 2017 compensation, the Compensation Committee also reviewed data from the Radford Executive Compensation Survey, which consists of information on U.S. companies primarily in the technology industry with revenue between $200 million and $500 million. With respect to the survey data presented to the Compensation Committee, the identities of the individual companies included in the survey were not provided to the Compensation Committee, and the Compensation Committee did not refer to individual compensation information for such companies.

We believe that by utilizing both publicly available peer group data and the survey data, we are able to develop an appropriate set of competitive data for use in making compensation decisions. The Compensation Committee uses the information derived from this review in two ways: to assist it in determining the appropriate level and reasonableness of total compensation, as well as each separate component of compensation, for our executive officers and to ensure that the compensation we offer to them is competitive and fair.

The Compensation Committee has adopted a general approach of compensating our executive officers with base salaries commensurate with the experience and expertise of the individual executive and competitive with the median base salaries of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group and the survey data. The Compensation Committee will take into account significant changes from year-to-year in the base salaries of comparable executives in our peer group and survey data in setting base salaries for our executive officers and may approve increases in base salaries of the relevant executive officers to move them closer to the median of our peer group and survey data for their positions, although such approved base salaries may remain below the median.

To reward our executive officers for their contributions to the achievement of annual corporate financial and strategic performance objectives, the Compensation Committee sets annual cash bonus opportunities at a level designed to ensure that, when actual bonus payouts are added to the executive officer's base salary, assuming achievement at targeted levels, total annual cash compensation will be competitive with the market and when above target performance occurs, total cash compensation will be above median total

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

cash compensation level of executives holding comparable positions based on the competitive market data provided by the Compensation Committee's independent compensation consultant, based on our peer group and the survey data. The Compensation Committee has adopted this approach in recognition of the aggressive nature of the company's annual operating plan.

However, the Compensation Committee does not establish compensation levels based directly on benchmarking. The Compensation Committee instead relies on the judgment of its members in making compensation decisions regarding base salaries, target bonus levels and long-term equity incentive awards. In addition to competitive market data, in making its compensation decisions, the Compensation Committee also considers an executive officer's position, tenure with the company, individual and organizational performance, our retention needs, and internal pay equity. As a result, the total compensation (or any particular component of compensation) received by an executive officer may differ materially from the amounts paid to individuals holding comparable executive positions based on the competitive market data provided by the Compensation Committee's independent compensation consultant based on our peer group and the survey data. The Compensation Committee does not guarantee that any executive will receive a specific market-derived compensation level.

Fiscal Year 2017 Compensation Determinations.    During fiscal year 2017, the Compensation Committee made the following compensation decisions:

•
Base Salary Increases:  For fiscal year 2017, our Named Executive Officers received base salary increases commensurate with our peer group and outside salary survey data.

•
Continued Emphasis on Performance-Based Compensation:  In fiscal year 2017, the Compensation Committee continued its practice of awarding the majority of total target compensation to the Named Executive Officers in the form of performance-based compensation tied to the achievement of performance goals. This emphasis on performance-based compensation is intended to align executive compensation with stockholder interests.

•
Below Target Annual Bonuses for Fiscal Year 2017 Tied to Performance Relative to Corporate Financial Goals and, for non-CEO Named Executive Officers, Individual Performance

  Goals:  We maintain an annual cash bonus plan tied to achievement of corporate financial and strategic objectives. In fiscal 2017, the Compensation Committee added an individual performance component to the cash bonus plan for each non-CEO Named Executive Officer. Based on our performance for fiscal year 2017, the Compensation Committee's assessment of our strategic achievements, the Compensation Committee's assessment of each non-CEO Named Executive Officer's achievement of his or her individual performance goals, and a discretionary increase in the final bonus payouts, each of our Named Executive Officers received an annual performance bonus equal to 85.0% to 90.5% of his or her targeted bonus amount.

  •
  Implementation of New Long-Term Incentive Compensation Program; No Equity Awards to NEOs During Fiscal Year 2017:  During fiscal year 2017, the Compensation Committee reviewed the company's long-term incentive compensation program with Pay Governance, LLC, its new independent compensation consultant and, as a result of the review, redesigned the company's long-term incentive compensation program. The company's new long-term incentive compensation program consists of a mix of performance restricted stock unit awards ("PRSUs"), which vest based on the company's achievement of specified financial metrics over a three-year performance period, and restricted stock awards, which vest in equal annual installments over a three-year vesting period. If the financial metrics associated with payouts are earned, the PRSUs will settle in fully-vested shares of our common stock. As a result of the process undertaken by our Compensation Committee to redesign our long-term incentive compensation program, no long-term incentive awards were granted to our Named Executive Officers during fiscal year 2017 (with the exception of Mr. Conver, who received stock awards as part of his non-employee director compensation pursuant to our director compensation program, as described above). Instead, in May 2017, the Compensation Committee granted the restricted stock awards and PRSUs to certain of the Named Executive Officers with specified financial objectives for the cumulative three-year performance cycle comprising fiscal years 2017, 2018 and 2019. Due to the extended design and implementation

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

  period for our new long-term incentive compensation program, as described in more detail below, the initial awards granted under the program were granted following the end of fiscal year 2017 but have vesting terms and performance objectives, as applicable, that take fiscal year 2017 into account to compensate such officers for their service during fiscal 2017 while the new program was being considered by the Compensation Committee. As a result, our Named Executive Officers will receive both these initial awards during fiscal year 2018, which are intended to represent the awards they would have otherwise received during fiscal year 2017 had our new long-term incentive compensation program been in place at that time, and additional awards during fiscal year 2018 that represent the ordinary course annual awards for our Named Executive Officers.

  •
  No Payouts under Long-Term Incentive Compensation Awards for Fiscal Year 2015-Fiscal Year 2017 Performance Period:  Of the long-term incentive awards issued by the company in prior years, only the award for the two-year performance period comprising fiscal years 2011 and 2012 has resulted in a payout to our executive officers. The awards granted for the three-year performance period comprising fiscal years 2015, 2016 and 2017 were forfeited without any payout due to our failure to meet the revenue and operating profits objectives set by our Compensation Committee for purposes of such awards.

Executive Compensation Program Components

The following describes each component of our executive compensation program, the rationale for each, and how compensation amounts are determined.

  Base Salary

We use base salaries to provide our executive officers, including the Named Executive Officers, with a fixed amount of compensation for their regular work. The Compensation Committee generally reviews the base salaries of our executive officers at the beginning of each fiscal year, as well as in connection with a promotion or other change in responsibilities. Base salary adjustments generally go into effect within the first quarter of each fiscal year. Base salary adjustments are based on an evaluation of an executive officer's position, tenure with our company, experience with other companies, individual and organizational performance, our retention needs, and internal pay equity.

In light of the considerations discussed above, for fiscal year 2017, the board of directors increased the base salaries of our Named Executive Officers as follows:

Named Executive Officer	2017 Salary ($)	Increase Over 2016 (%)

Wahid Nawabi	500,000	49.3
Teresa Covington[1]	300,000	20.0
Raymond Cook	340,000	4.6
Kirk Flittie	281,000	2.2
Kenneth Karklin	222,000	0.9
Doug Scott	305,000	5.2

1.
Ms. Covington's base salary for fiscal 2017 was increased to this amount effective March 1, 2017 in connection with her appointment as our Chief Financial Officer. During her service as our Vice President of Finance during fiscal 2017 prior to her appointment as our Chief Financial Officer, she received a base salary of $256,277.

Mr. Nawabi received a 49.3% increase in his base salary due to his increased duties in connection with his appointment as our Chief Executive Officer in May 2016. Ms. Covington's base salary was increased to $300,000 effective March 1, 2017 in connection with her appointment as our Chief Financial Officer. As noted above, Mr. Conver was not paid as an employee of the company during fiscal 2017 due to his retirement as our President and Chief Executive Officer effective May 1, 2016.

We believe that the base salaries paid to our Named Executive Officers during fiscal year 2017 helped to achieve our executive compensation objectives and are competitive with the salaries of the executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data.

  Annual Cash Bonuses

We believe that a significant portion of overall target compensation of our executive officers, including the Named Executive Officers, should be "at risk" (that is, contingent upon the successful implementation of our annual operating plan, and for non-CEO Named Executive Officers, upon the achievement of individual performance goals). Annual cash bonuses represent a portion of this "at risk" compensation. We use these annual cash bonus opportunities to motivate our executive officers to achieve our short-term financial and operational imperatives while making progress towards our longer-term growth and other goals.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

At the end of the fiscal year the Compensation Committee determines whether to pay cash bonuses to our executive officers, including the Named Executive Officers, based on its assessment of our financial and operational results and, for non-CEO Named Executive Officers, based on each such officer's achievement of his or her individual performance goals as recommended by our Chief Executive Officer. While the decision to make bonus payouts and any amounts payable are made in the sole discretion of the Compensation Committee, in making its determinations the Compensation Committee considers input from our Chief Executive Officer (for executive officers other than himself), as well as such other factors as the Compensation Committee deems appropriate.

  Setting Target Bonus Levels

Initially, the Compensation Committee establishes a "target bonus level" for each executive officer, which is expressed as a percentage of his or her base salary. In setting these target bonus levels, the Compensation Committee considers the cash compensation of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group and the survey data. Generally, the Compensation Committee sets the target bonus levels so that, assuming achievement of the corporate financial and operational imperative objectives at targeted levels, and in addition for non-CEO Named Executive Officers, assuming achievement of their individual performance goals at target levels, total annual cash compensation will be competitive with the market and when above-target performance occurs, total cash compensation will be above the median of total cash compensation level of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group and the survey data. The Compensation Committee believes that this approach is consistent with the high level of growth generally reflected in the corporate performance objectives applicable to the annual bonus determinations.

  Establishing Performance Measures and Goals

At the beginning of each fiscal year, the Compensation Committee identifies one or more corporate financial performance measures and establishes a specific performance target level for each such measure for purposes of calculating the bonus for each executive officer. Threshold, target and maximum levels of performance are established for each corporate financial performance measure. In the event that the threshold performance level for any corporate financial performance measure is not met, then no credit will be given with respect to the portion of the annual bonus attributable to that corporate financial performance measure. In addition to establishing corporate financial performance measures, the Compensation Committee establishes one or more operational imperatives for purposes of calculating the bonus payable to each executive officer, as described in more detail below.

For fiscal 2017, the Compensation Committee determined to add an individual performance component as a component of the annual cash bonus plan for all non-CEO Named Executive Officers to drive individual performance against our strategic corporate initiatives. The Compensation Committee determined that our Chief Executive Officer should not have individual performance as a component of his annual cash bonus plan because he is responsible for the financial performance of the entire company. The individual performance goals vary depending on the company's strategic plan and the roles and responsibilities of the executive officer. Our Chief Executive Officer determines the specific individual performance goals for each non-CEO Named Executive Officer at the beginning of each fiscal year.

  Reviewing Performance Results

At the end of the fiscal year, the Compensation Committee reviews our actual performance against the target levels set for each of the corporate financial performance measures established at the beginning of the year. Achievement for purposes of the operational imperative component of each named executive's bonus award is not necessarily tied to formulaic or pre-established performance measures, but is instead determined based on the Compensation Committee's subjective assessment of the company's achievement of key operational imperative initiatives and overall performance during the fiscal year, specifically for fiscal year 2017 in the areas of compliance and safety, customer satisfaction, strategic growth, organizational development and competitive rates. The operational imperative component of the annual bonus program also takes into account the Compensation Committee's assessment of performance in the event of any unforeseen extraordinary event or transaction that occurred during the fiscal year. In making its determination of achievement for the operational imperative component of the annual bonuses, the

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee does not follow any guidelines, nor are there such standing guidelines regarding the exercise of such discretion. After the completion of the fiscal year, our Chief Executive Officer assesses each non-CEO Named Executive Officer's achievement of his or her individual performance goals and recommends an achievement percentage for such goals. This assessment and recommendation are provided to the Compensation Committee.

In no event may an executive officer's annual cash bonus payout exceed his or her maximum permissible bonus as established by the Compensation Committee.

Fiscal Year 2017 Bonuses.    The Compensation Committee designed our fiscal year 2017 annual cash bonus opportunities to focus our executive officers, including the Named Executive Officers,

on achieving key company financial objectives and to reward substantial achievement of these objectives and overall corporate performance and achievement of key operational imperatives. Additionally, our Chief Executive Officer established individual performance goals for each of our non-CEO Named Executive Officers for fiscal 2017 to drive individual performance by such officers to achieve the company's strategic corporate initiatives for the year. Mr. Conver was not eligible for a bonus for fiscal year 2017 due to his retirement as our President and Chief Executive Officer effective May 1, 2016.

For fiscal year 2017, the Compensation Committee established the target bonus levels for the Named Executive Officers at the levels indicated in the table below:

Named Executive Officer	Target Bonus Level	Percentage of Base Salary

Wahid Nawabi	$410,000	82.0%
Teresa Covington[1]	$150,000	50.0%
Raymond Cook	$197,200	58.0%
Kirk Flittie	$150,000	53.4%
Kenneth Karklin	$100,000	45.1%
Doug Scott	$152,500	5.2%

1.
Ms. Covington's bonus target was increased to $150,000, from $95,000, in connection with her appointment as our Chief Financial Officer in March 2017. Such increase to Ms. Covington's target bonus level is consistent with our pay positioning philosophy described above.

Under the fiscal year 2017 bonus program, our Named Executive Officers were eligible to receive annual bonuses of up to 200% of their target bonus levels.

For fiscal year 2017, the Compensation Committee selected revenue and pre-tax income as the corporate financial performance measures, as well as the achievement of certain operational imperatives, for the corporate performance measures for the Named Executive Officer annual bonuses. The targeted corporate financial goals for our Chief Executive Officer and other Named Executive Officers were above the range of public guidance provided by the company for revenue growth and profitability at the beginning of fiscal year 2017. In order for any bonus to be paid, the company was required to achieve the pre-determined thresholds for both revenue and pre-tax income. These financial goals are described in detail below.

For fiscal 2017, the individual performance goals for each non-CEO Named Executive Officer were generally tied to the roles and responsibilities of the individual executive officer and their responsibility for our overall progress towards achievement of our strategic plan. These individual performance measures were generally intended to serve as a guide for our Chief Executive Officer's and Compensation Committee's evaluation of each executive's individual performance and overall contributions during fiscal year 2017 and no formula or pre-established weightings were assigned to such measures. As a result, the final evaluation of each non-CEO Named Executive Officer's individual performance for annual bonus plan purposes, and the resulting percentage achievement, was ultimately a subjective analysis by our Chief Executive Officer and the Compensation Committee. The individual objectives for the non-CEO Named Executive Officers were as follows:

•

Teresa Covington: assist in improving profitability of EES business segment; implement practices to improve company's capital deployment and measuring return on invested capital; and assist in ensuring the company maintains competitive government rates.

•

Kirk Flittie: implement internal reorganization of UAS business segment; increase UAS backlog; and implement and launch strategic growth initiatives for UAS business segment.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

•

Kenneth Karklin: meet or exceed annual operating plan targets for EES business segment in fiscal 2017; and successfully launch a new industrial charging product.

The Compensation Committee selected the goals based on the recommendation of our Chief Executive Officer and after reviewing the company's annual operating plan for fiscal year 2017, as well as its long-term strategic plan. Based on such recommendation and analysis, the Compensation Committee weighted the goals associated with the fiscal year 2017 annual bonus plan as follows for our Named Executive Officers:

Weighting for Fiscal 2017 Annual Bonus Plan Goals

	CEO	Non-CEO Executives

Revenue	33.3%	25.0%
Pre-Tax Income	33.3%	25.0%
Operational Imperatives	33.3%	25.0%	Also adjusted by payout percentage of revenue and pre-tax income objectives
Individual Performance Goals	n/a	25.0%	Also adjusted by payout percentage of revenue and pre-tax income objectives

The Compensation Committee implemented a sliding scale for the corporate financial performance goals that calculated a downward adjustment to 0% of the target bonus amount if we did not meet established minimum levels for both revenue and pre-tax income and an upward adjustment of up to 200% based upon achievement relative to the corporate financial performance goals as set forth in the table below. Therefore, in order to receive any bonus payout, we were required to achieve both the minimum revenue and pre-tax income levels established by the Compensation Committee for the bonus plan.

Scaled Adjustment of Target Annual Cash Bonus Amounts Based on Total Financial Performance

	Minimum	Target (100% Payout)	Superior (150% Payout)	Maximum (200% Payout)
	($ in millions)

Revenue	$260.0	$280.4	$350.6	$420.7
Pre-tax Income	$4.8	$11.8	$26.0	$44.3

Based on our actual results for fiscal 2017, the achievement percentages for the revenue and pre-tax income metrics were as follows:

Performance Goal	Performance Goal ($ in millions)	Actual Performance ($ in millions)	Percentage of Achievement	Payout Percentage

Revenue	280.4	264.9	94.4%	23.8%
Pre-Tax Income	11.8	14.2	120.9%	111.0%

The Compensation Committee awarded a 75.0% achievement level with respect to the operational imperatives component of the fiscal year 2017 annual bonus based on its subjective assessment of the company's achievement of operational imperatives during the fiscal year. Specifically, the Compensation Committee noted the following:

•

Compliance and Safety – We continued to make enhancements to our compliance, certification and safety programs, including our export compliance program, and identified no material non-compliance during fiscal 2017 in areas that were not already being enhanced.

•

Customer Satisfaction – During fiscal 2017, we implemented new methods, programs and metrics to monitor customer satisfaction with our products and services to serve our customers better. Additionally, we improved on-time delivery of our products and improved overall warranty costs.

•

Strategic Growth – We made significant progress in a number of our strategic growth initiatives during fiscal year 2017, including those within our Tactical Missile Systems and Tactical UAS business areas. In fiscal 2017, we were successful in growing our international customer base to more than 40 allied countries, launching multiple products to the market, including our new Mantis® i45 gimbaled sensor suite for our Puma AE UAV, and securing additional orders

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

for our Switchblade products and its multiple variants.

•

Organizational Development – Company leadership's objective was to increase overall employee engagement. The company initiated and made progress in multiple projects and initiatives in support of this imperative. We continued to increase employee engagement and implemented a number of training, development and continuous improvement programs during fiscal 2017. In addition, we implemented a new employee performance management system in fiscal 2017 in order to increase overall employee performance and engagement.

•

Competitive Rates – During fiscal 2017, we were able to achieve and maintain competitive bidding rates in order to remain competitive for U.S. government business, which is critical to the success of our business. We successfully measure, track and maintain competitive bidding rates.

In determining the payout percentage for the operational imperatives for the fiscal year 2017 bonus plan, the achievement percentage of the operational imperatives was adjusted further by the average of the payout percentages for the revenue and pre-tax income metrics, or 67.4%.

The Compensation Committee awarded varying individual achievement levels for each non-CEO Named Executive Officer based on our Chief Executive Officer's assessment of such officer's individual performance and contributions. Based upon our Chief Executive Officer's recommendation, the committee awarded an achievement level for the individual component of the bonus plan of 67% for Ms. Covington, 44% for Mr. Flittie and 33% for Mr. Karklin. In determining the payout percentage for each non-CEO's individual performance goals, the achievement percentage for each officer was adjusted further by the average of the payout percentages for the revenue and pre-tax income metrics, or 67.4%.

The table below shows the payout percentages for the financial metrics and operational imperatives for the fiscal year 2017 bonus plan. In addition, it shows the weighted payout percentage for each metric based on the applicable weightings of such metrics under the bonus plans for our Chief Executive Officer and our Non-CEO Named Executive Officers.

Percentage of Achievement of Corporate Performance Goals and Weighted Average Payout Percentages

			Weighted Payout Percentage
Performance Goal	Percentage of Achievement	Payout Percentage	CEO	Non-CEO Officers

Revenue	94.4%	23.8%	7.9%	6.0%
Pre-Tax Income	120.9%	108.6%	36.2%	27.2%
Operational Imperatives	75.0%	49.7%	16.8%	12.6%

Based on the company's achievement of the corporate performance goals and each non-CEO Named Executive Officer's achievement of his or her individual performance goals, the Named Executive Officers received a total payout of their fiscal 2017 bonus as follows. The payout also included an award of a discretionary bonus approved by the Compensation Committee:

	Weighted Payout Percentage (%)
	Revenue	Pre-Tax Income	Operational Imperatives	Individual Performance Goals	Total

Wahid Nawabi	7.9%	36.2%	16.8%	n/a	60.9%
Teresa Covington	6.0%	27.2%	12.6%	11.0%	56.8%
Kirk Flittie	6.0%	27.2%	12.6%	7.3%	53.1%
Kenneth Karklin	6.0%	27.2%	12.6%	5.5%	51.3%

Upon recommendation of our Chief Executive Officer, the Compensation Committee awarded a discretionary increase in the bonus payouts for all employees for fiscal 2017. Our Chief Executive Officer and Compensation Committee determined that the award of a discretionary bonus for all employees was

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appropriate because all company employees working as a team contributed to the company's success in fiscal 2017, including our significant improvement in our Contractor Performance Assessment Reports (CPARs) ratings. A CPAR assesses a government contractor's performance under U.S. government contracts and provides a record, either positive or negative, on such contractor during a specific period of time. An assessment is based on program and contract management data, including cost performance reports, customer comments, quality reviews, technical interchange meetings, financial solvency assessments, construction/production management reviews, contractor operations reviews, functional performance evaluations, and earned contract incentives. It is critical to our business, as a U.S. government contractor generating a significant portion of our revenue from US government contracts, that we perform well against the expectations of our customers under our government contracts. In fiscal year 2017, we achieved excellent scores in almost every evaluation area on all of our CPARs. This was a significant achievement and represented improvement from fiscal year 2016, which positions us well for future U.S. government contracts because the U.S. government uses past CPAR scores and standings in evaluating the award of new contracts.

All non-CEO employees received a discretionary award of 33.7%. The Compensation Committee approved a 27.1% discretionary increase for our Chief Executive Officer's fiscal 2017 bonus payout to assure more pay equity with our other Named Executive Officers, which resulted in a total percentage payout for our Chief Executive Officer's fiscal 2017 bonus equal to the average payout of our other Named Executive Officers.

Messrs. Cook and Scott did not receive annual bonuses since they were not employed for the full fiscal year 2017.

Long-Term Incentive Compensation

We use equity awards to motivate our executive officers, including the Named Executive Officers, to increase the long-term value of our common stock and, thereby, to align the interests of our executive officers with those of our stockholders. These equity awards are intended to further our success by ensuring that sustainable value creation is a key factor in our executive officers' management of our business.

The size and form of these equity awards is determined by the Compensation Committee in its discretion. As described below, we grant equity awards in the form of restricted stock and PRSUs to our Named Executive officers as part of our long-term incentive compensation program. We use the restricted stock and restricted stock units as long-term incentives because they reward our executive officers for improved stock price performance, but also encourage executive retention as these awards maintain value even during periods when there is volatility in our stock price.

In prior years, we have used stock options as a long-term incentives because, in addition to providing our executive officers with the opportunity to develop a stock ownership stake in our company, they result in compensation only to the extent that the market price of our common stock increases over the option term.

In making equity awards to our executive officers, the Compensation Committee considers various factors, including, but not limited to, the recommendations of our Chief Executive Officer, the role and responsibilities of the executive officer, past performance, future planned contributions, and prior equity awards.

As noted above, the Compensation Committee has the discretion to determine which executive officers will receive equity awards, as well as the amount of any such awards. Typically, the Compensation Committee grants equity awards only on the dates of its regularly-scheduled committee meetings, without regard to the timing of the release of material information about us. All stock options are granted with an exercise price equal to the closing market price of our common stock on the date of grant. Historically, we have issued stock options that vest in five equal installments on each of the first five anniversaries of the date of grant.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

No Equity Awards to Named Executive Officers During Fiscal 2017 Due to Implementation of New Long-Term Incentive Compensation Program

None of our Named Executive Officers received any long-term incentive compensation or other equity awards during fiscal year 2017 (with the exception of Mr. Conver, who received stock awards as part of his non-employee director compensation pursuant to our director compensation program, as described above). Due to the extended design and implementation period for our new long-term incentive compensation program, as described in more detail below, the initial awards granted under the program were granted following the end of fiscal year 2017 but have vesting terms and performance objectives, as applicable, that take fiscal year 2017 into account to compensate such officers for their service during fiscal 2017 while the new program was being considered by the Compensation Committee. As a result, our Named Executive Officers will receive both these initial awards during fiscal year 2018, which are intended to represent the awards they would have otherwise received during fiscal year 2017 had our new long-term incentive compensation program been in place at that time, and additional awards during fiscal year 2018 that represent the ordinary course annual awards for our Named Executive Officers.

Long-Term Incentive Compensation Program Prior to Fiscal Year 2017

In furtherance of our compensation philosophy that a significant portion of overall compensation for our executive officers, including the Named Executive Officers, should be tied to performance, in July 2010, the Compensation Committee established a long-term incentive compensation program and made annual long-term compensation awards under the company's Amended and Restated 2006 Equity Incentive Plan to the executive officers of the company as well as other officers and senior managers in each fiscal year until fiscal 2017. The long-term compensation awards would vest based on the company's achievement of financial metrics for a specified cumulative three-year period. Following the completion of each three-year performance period associated with an award, the Compensation Committee would determine whether the company had achieved such financial metrics and the associated achievement level for such metrics. If the financial metrics were met, the award would be paid out as follows: 50% in cash, paid as soon as practicable after the committee's certification of the company's achievement of the financial metrics associated with the award (the "Certification Date"); and 50% in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units would vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. The awards would be settled in cash or in shares of the company's common stock, in the discretion of the Compensation Committee. In the event an executive's employment terminates before the end of a performance period or prior to the payment and/or vesting of the cash portion of the award or the restricted stock units, the award and the restricted stock units will be forfeited.

For each performance period under the program, the Compensation Committee determined a goal bonus amount for each executive, as well as financial objectives. A minimum achievement level relative to each financial objective must be met in order for any award to be paid. An executive's final award amount will be determined based on the highest performance relative to any of the financial goals and will be determined based on a sliding scale between achievement levels as follows:

Highest Level of Achievement Relative to Any Financial Objective	Final Award Value

85.0% Achievement (Adjusted upward to 88.5% for FY2015-FY2017 Performance Period) (Threshold)	50% of the Goal LTIP Amount
100% Achievement (Target)	100% of the Goal LTIP Amount
150% Achievement (Maximum)	200% of the Goal LTIP Amount

Although this historical long-term incentive compensation program has been discontinued, as further described below, below is a summary of the awards that remained outstanding under such program during fiscal year 2017.

Awards Under the Program for the FY2015-FY2017 Performance Period.    In August 2014, the Compensation Committee granted awards under its prior long-term incentive compensation program for the

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three-year performance period that ran from the beginning of our 2015 fiscal year through the end of our 2017 fiscal year (such period of time is referred to as the FY2015-FY2017 Performance Period) and established the revenue and gross profits objectives for such FY2015-FY2017 Performance Period. The financial goals for the FY2015-FY2017 Performance Period consisted solely of financial targets for the fiscal year 2017 period. Mr. Cook was granted a pro-rated award under the long-term compensation program for the FY2015-FY2017 Performance Period in connection with his employment with the company, which commenced on July 7, 2015. Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2015-FY2017 Performance Period, the goal bonus amount for each Named Executive Officer and the maximum value of each such award. The terms of these awards were consistent with the terms of the program described above.

Name	Title	Goal LTIP Amount ($)	Maximum LTIP Amount ($)

Wahid Nawabi	President and Chief Executive Officer	188,000	376,000
Timothy E. Conver[1]	Former President and Chief Executive Officer	387,600	775,200
Teresa Covington	Senior Vice President and Chief Financial Officer	70,000	140,000
Raymond Cook[2]	Former Senior Vice President and Chief Financial Officer	116,111	232,222
Kirk Flittie	Vice President and General Manager, UAS	75,000	150,000
Ken Karklin	Vice President and General Manager, EES	35,000	70,000
Doug Scott[3]	Former Senior Vice President, General Counsel and Secretary	131,000	262,000

1
Mr. Conver's employment ended effective May 2, 2016, at which time he forfeited these awards.

2.
In June 2015, the Compensation Committee granted Mr. Cook an award under the long-term incentive compensation program for the FY2015-FY2017 Performance Period effective as of his start of employment with the company. Mr. Cook's employment ended effective February 28, 2017 at which time he forfeited these awards.

3.
Mr. Scott's employment ended effective October 3, 2016 at which time he forfeited these awards.

For the awards under the long-term incentive compensation program for the FY2015-FY2017 Performance Period, the Compensation Committee established the following long-term compensation plan corporate financial objectives:

Financial Measure	Threshold	Objective	Maximum

	($ in millions)
Revenue	$384.9	$434.9	$652.4
Gross Profits	143.2	$161.8	$242.7

Following the completion of fiscal year 2017, the Compensation Committee determined that the company's fiscal year 2017 revenue was $264.9 million for the FY2015-FY2017 Performance Period, missing the objective by 64.2%, and that its fiscal year 2017 gross profits were $102.1 million, missing the objective by 14.4%. Accordingly, each Named Executive Officer's long-term compensation plan award for the FY2015-FY2017 Performance Period was forfeited and no amounts were paid in respect of such awards.

Awards under the Program for the FY2016-FY2018 Performance Period.    In June 2015, the Compensation Committee granted awards under our prior long-term incentive compensation program for the three-year performance period that will run from the beginning of our 2016 fiscal year through the end of our 2018 fiscal year (such period of time is referred to as the FY2016-FY2018 Performance Period) and established the revenue and gross profits objectives for such FY2016-FY2018 Performance Period. The financial goals for the FY2016-FY2018 Performance Period consisted of cumulative financial targets for the 2016, 2017 and 2018 fiscal years. Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2016-FY2018 Performance Period, the goal bonus amount for each Named Executive

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Officer and the maximum value of each such award. The terms of these awards are consistent with the terms of the program described above.

Name	Title	Goal LTIP Amount ($)	Maximum LTIP Amount ($)

Wahid Nawabi	President and Chief Executive Officer	265,000	530,000
Timothy E. Conver[1]	Former President and Chief Executive Officer	450,000	900,000
Teresa Covington	Senior Vice President and Chief Financial Officer	95,000	190,000
Raymond Cook[2]	Former Senior Vice President and Chief Financial Officer	190,000	380,000
Kirk Flittie	Vice President and General Manager, UAS	150,000	300,000
Ken Karklin	Vice President and General Manager, EES	100,000	200,000
Doug Scott[3]	Former Senior Vice President, General Counsel and Secretary	145,000	290,000

1.
Mr. Conver's employment ended effective May 1, 2016, at which time he forfeited these awards.

2.
Mr. Cook's employment ended effective February 28, 2017 at which time he forfeited these awards.

3.
Mr. Scott's employment ended effective October 3, 2016 at which time he forfeited these awards.

Implementation of New Long-Term Incentive Compensation Program Awards

Under the long-term incentive compensation program in effect prior to fiscal 2017, only the award for the two-year performance period comprising fiscal years 2011 and 2012 resulted in a payout to our executive officers. As a result of this historical non-payout of such awards, in fiscal 2017 the Compensation Committee engaged a new independent compensation consultant, Pay Governance LLC, in July 2016 to assess the company's long-term incentive compensation program and to assist the committee in developing an appropriate long-term incentive compensation program to ensure that the company's long-term incentive compensation program and the overall compensation of our executives remained competitive with those of our peer companies and appropriately incentivized our executives to focus on the company's long-term growth and strategic objectives.

Pay Governance interviewed members of the company's management regarding the company's compensation practices and provided the committee with market data on long-term incentive compensation programs utilized by our peer companies. Pay Governance used the same peer companies as the company's prior independent compensation consultant, Compensia. Based on Pay Governance's assessment and recommendations regarding changes to the company's long-term incentive compensation program structure, the Compensation Committee implemented a new long-term incentive compensation program. The initial awards were made under this new program in May 2017. Due to the extended design and implementation period for the new long-term incentive compensation program, the initial awards granted under the program were granted following the end of fiscal year 2017 but have vesting terms and performance objectives, as applicable, that take fiscal year 2017 into account to compensate such officers for their service during fiscal 2017 while the new program was being considered by the Compensation Committee, The new program consists of a mix of the following:

•

Performance Restricted Stock Unit Awards ("PRSUs") (Approximately 67% of Total Long-Term Incentive Compensation Award Value): PRSUs will vest based on the company's achievement of financial performance metrics established by the Compensation Committee at the time of grant. These metrics will be for a cumulative three-year period. At the time of grant, the Compensation Committee establishes a target achievement level for each of the financial performance metrics associated with the PRSU, at which level the PRSU would vest at 100% for such metric. The Compensation Committee also established a threshold achievement level for which the PRSU would vest at 50% for such metric and a maximum achievement level for which the PRSU would vest at 200% for such metric. Achievement below the threshold level of any financial metric would result in no payout for the portion of the PRSU tied to that financial metric. At the end of the applicable three-year performance period and the Compensation Committee's certification of the company's achievement percentage for each financial measure associated with the PRSU, the award will vest and fully-vested shares of the company's common stock will be issued based on the achievement of the financial metrics. Upon vesting, the PRSUs will settle in fully-vested shares of common stock.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

•

Time-Based Restricted Stock Awards (Approximately 33% of Total Long-Term Incentive Compensation Award Value): Restricted stock awards will vest in three annual equal installments beginning approximately one year after the date of grant.

The new long-term incentive compensation program is intended to be an ongoing program under which the Compensation Committee will grant the above-described awards each year. However, the Compensation Committee is not obligated to grant awards under the program each year, and it may grant awards in any given year with terms that vary from those set forth above in any respect, including, among other things, the performance objectives, the aggregate award values and the performance period. All determinations, interpretations and assumptions relating to the vesting and the calculation of the awards under the program will be made by the Compensation Committee.

Each year, the Compensation Committee will set a total long-term incentive compensation amount for each officer. For Named Executive Officers, a higher percentage of the total amount will be issued in PRSUs, with the percentage allocation to be determined by the Compensation Committee. In setting these total long-term incentive compensation amounts and the financial metric achievement levels for the PRSUs, the Compensation Committee considered the overall compensation of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group and the survey data. Generally, the Compensation Committee will set the annual total award amount so that, assuming the full vesting of each restricted stock award and PRSU for the applicable performance period, the total compensation for our Named

Executive Officers would be comparable with similarly situated executives at the companies in our peer group.

Below is a description of the initial awards issued in May 2017 pursuant to the Company's new long-term incentive program:

Performance Restricted Stock Unit Awards for the FY2017-FY2019 Performance Period.    In May 2017, the Compensation Committee granted PRSUs to the Named Executive Officers. The PRSUs will vest based on the company's achievement of cumulative revenue and operating income targets for fiscal years 2017, 2018 and 2019 (such period of time is referred to as the FY2017-FY2019 Performance Period). Set forth below is a list of the Named Executive Officers who were granted PRSUs for the FY2017-FY2019 Performance Period, the target number of RSUs and the maximum number of RSUs subject to each such award. The terms of these awards are consistent with the terms of the PRSUs described above.

Time-Based Restricted Stock Awards.    Under the new long-term incentive compensation program, in May 2017, the Compensation Committee issued time-based restricted stock awards to our Named Executive Officers. The restricted stock awards vest in three equal annual installments with the first vesting on July 11, 2017. The Compensation Committee determined that the first vesting date for such awards should be in July 2017 due to the delay in implementing the new long-term incentive compensation program for fiscal 2017 and to compensate such officers for their service during fiscal 2017 while the new program was being considered by the Compensation Committee. Set forth below is a list of the Named Executive Officers who were issued restricted stock awards in May 2017 and the number of shares underlying such awards:

May 2017 Long-Term Incentive Compensation Awards to the Named Executive Officers

Name	Title	RSAs (#)	Target PRSUs (#)	Maximum PRSUs (#)	% of Total Long-Term Award Allocated to Performance

Wahid Nawabi	President and Chief Executive Officer	7,890	15,136	30,272	65.7%
Teresa Covington	Senior Vice President and Chief Financial Officer	2,415	5,314	10,628	68.8%
Kirk Flittie	Vice President and General Manager, UAS	2,145	5,314	10,628	68.8%
Ken Karklin	Vice President and General Manager, EES	1,610	3,059	6,118	65.5%

For these initial awards, the Compensation Committee allocated approximately two-thirds of the total long-term incentive compensations amounts for each Named Executive Officer to the PRSU performance-based awards.

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Other Compensation Practices

Employee Benefit Plans

We maintain various broad-based employee benefit plans for our employees. Except as described below, our executive officers, including the Named Executive Officers, participate in these plans on the same terms as other eligible employees, subject to any applicable limits on the amounts that may be contributed on behalf of or paid to our executive officers under these plans.

We have established a tax-qualified 401(k) retirement savings plan for our salaried U.S. employees who satisfy certain eligibility requirements. We intend for this plan to qualify under Section 401(a) of the Code so that contributions by participants to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan. Pursuant to the Section 401(k) plan, in the case of participants who contribute a portion of their annual base salary to the plan, we provide a matching contribution of up to 5.75% of such annual base salary. The matching contributions made to the accounts of the Named Executive Officers during fiscal year 2017 are set forth in the Summary Compensation Table below.

We also maintain other benefit plans for our employees, which include medical and dental benefits, medical and dependent care flexible spending accounts, long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. Except as noted in the following sentences, these benefits are provided to our executive officers on the same general terms as to all of our salaried U.S. employees. Certain employees receive higher disability insurance benefits than other employees based on a threshold base compensation level. Our executive officers, including the Named Executive Officers, receive higher life, accidental death, and dismemberment insurance benefits than our other employees.

We design our employee benefit programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Personal Benefits

We do not view perquisites or other personal benefits as a significant component of our executive compensation program. From time to time, however, we have provided perquisites to certain of our executive officers to ensure that their compensation packages are competitive. As described above, in fiscal year 2017, we provided our executive officers with life, accidental death, and dismemberment insurance benefits in an amount exceeding that offered to our non-executive employees.

Pursuant to an agreement with Mr. Conver, we provide supplemental medical coverage for Mr. Conver and his spouse following his retirement. As of April 30, 2017, the actuarial value of Mr. Conver and his spouse's lifetime supplemental medical coverage is approximately $196,218, based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse. The value of the supplemental medical coverage provided to Mr. Conver and his spouse during fiscal year 2017 is reflected in the Summary Compensation Table below.

The amounts of the perquisites and other personal benefits provided to the Named Executive Officers in fiscal year 2017 are disclosed in the Summary Compensation Table below

Severance and Change in Control Agreements

In December 2015, we entered into severance protection agreements with our Named Executive Officers (Wahid Nawabi, Tim Conver, Raymond Cook, Teresa Covington, Kirk Flittie, Kenneth Karklin and Doug Scott), which provide for the payment of certain benefits to the officer in connection with a change in control and/or the termination of the officer's employment. Mr. Nawabi entered into an amended and restated agreement in May 2016 upon the effectiveness of his appointment as our Chief Executive Officer. Ms. Covington entered into an amended and restated agreement in June 2017 in connection with her appointment as our Chief Financial Officer in March 2017. Mr. Conver's agreement expired upon his retirement in May 2016 and is no longer in effect.

The Compensation Committee approved the severance protection agreements to ensure our named executive officers continue their employment with us if there is a change of control, or a threatened change in control transaction, and to maintain a

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

competitive total compensation program after discussing with Compensia the terms of similar arrangements in place for executives at companies in our peer group. The severance protection agreements have a double trigger mechanism pursuant to which benefits are paid if the officer is terminated by the company without cause or the officer terminates his or her employment for good reason within 18 months following a change in control event, or in certain circumstances, 3 months prior to a change in control event. The agreements also provide for the provision of certain severance benefits if an officer's employment is terminated by the company other than for cause during the term of the agreement not in connection with a change of control transaction. The agreement with our Chief Executive Officer also provides for the payment of severance benefits if he terminates his employment with the company for good reason during the term of the agreement not in connection with a change of control transaction. For additional information on our severance protection agreements, see below on page 60 under "Severance Protection Agreements."

Stock Ownership Guidelines for Executive Officers

To further link the long-term economic interests of our executive officers directly to that of our stockholders,

our board of directors adopted stock ownership guidelines for the executive officers in August 2013. The guidelines provide that the company's executive officers are expected to, within five years of the later of August 6, 2013 or the date on which such person is appointed to his or her position, own shares of the company's common stock with a market value of no less than four times current annual base salary with respect to our Chief Executive Officer and no less than two times current annual base salary with respect to the other executive officers. In addition, any shares of our common stock held by an executive officer in margin accounts or pledged as collateral for a loan will not be counted for purposes of satisfying the ownership guidelines. The company determines progress towards meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each executive's equity ownership in the company as a multiple of salary and the minimum ownership level required pursuant to these guidelines for each of our current executive officers as of April 30, 2017 (information regarding Mr. Conver's compliance with our ownership guidelines for non-employee directors is disclosed above under "Director Compensation"):

Name	Dollar Value of Equity Ownership as a Multiple of Base Salary ($)[1]	Minimum Ownership Level Required as a Multiple of Base Salary

Wahid Nawabi[2]	1.2x	4x
Teresa Covington[3]	—	2x
Kirk Flittie	6.1x	2x
Kenneth Karklin[4]	—	2x

1.
For each executive, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such executive, multiplied by the closing price of $28.57 per share of our common stock on April 28, 2017, the last trading day of fiscal 2017, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such executive exceeds the exercise price of such stock options, if any, by (b) such executive's base salary.

2.
Mr. Nawabi was appointed as our Chief Executive Officer effective May 2, 2016. He has until May 2, 2021 to satisfy the minimum ownership level required for our Chief Executive Officer position of 4x his base salary under our stock ownership guidelines.

3.
Ms. Covington was appointed as our Chief Financial Officer effective March 1, 2017. She has until March 1, 2022 to satisfy the minimum ownership level required under our stock ownership guidelines.

4.
Mr. Karklin was appointed as a Section 16 officer on September 30, 2016. He has until September 30, 2021 to satisfy the minimum ownership level required under our stock ownership guidelines.

Compensation Recovery Policy

In August 2013, we implemented an incentive compensation "clawback" policy under which our board of directors may require reimbursement or forfeiture of incentive compensation from an executive officer in the event the officer's wrongdoing later is determined by our board of directors to have resulted in a material negative restatement of the company's financial results. We believe that by providing the company with the appropriate power to recover incentive compensation paid to an executive officer in this situation, the company further demonstrates its commitment to strong corporate governance. This compensation recovery policy is in addition to any policies or recovery rights that are provided under

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

applicable laws, including the Sarbanes-Oxley Act and the Dodd-Frank Act.

Under our compensation recovery policy, if the board of directors determines that a material negative financial restatement was caused by an executive officer's gross negligence or willful misconduct, it may require reimbursement from the executive officer for vested incentive compensation and/or the forfeiture of unvested or unpaid incentive compensation. The amount of vested compensation that may be recovered is the portion of any bonus paid to, and any performance-based equity awards earned by, the executive officer that the executive officer would not have received if the company's financial results had been reported properly. The right to cause a forfeiture or recovery of incentive compensation applies to incentive compensation awarded, vested and/or paid during the two years prior to the date on which the company is required to prepare an accounting restatement.

Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require executives to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by executive officers. All trades by executive officers must be pre-cleared. Furthermore, no executive officer may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

No Tax Gross-Ups

We do not provide tax gross-ups with regard to any compensation, benefit or perquisite paid by us to our Named Executive Officers.

Independent Compensation Consultant

With regard to executive compensation matters, the Compensation Committee is advised by an independent compensation consultant.

Say-on-Pay Votes

In October 2014, we held a stockholder advisory vote on the compensation of our Named Executive Officers,

commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our Named Executive Officers, with over 95% of stockholder votes cast in favor of our 2014 say-on-pay resolution (excluding abstentions and broker non-votes). As we evaluated our compensation practices and talent needs since that time and during fiscal year 2017, we were mindful of the strong support our stockholders expressed for our compensation program. As a result, following our annual review of our executive compensation program, the Compensation Committee decided to generally retain our existing approach to executive compensation for our continuing executives, with an emphasis on short- and long-term incentive compensation that rewards our senior executives when they deliver value for our stockholders. At this 2017 annual meeting of stockholders, the stockholders will vote, on an advisory basis, on the compensation of our Named Executive Officers. The Compensation Committee and board of directors value stockholder opinions and will take into account the outcome of this year's advisory vote in making future decisions on executive compensation.

In addition, when determining how often to hold a stockholder advisory vote on the compensation of our Named Executive Officers, the board of directors took into account the strong preference for a triennial vote expressed by our stockholders at our 2011 annual meeting. Accordingly, in 2011 the board of directors determined that we would hold an advisory stockholder vote on the compensation of our Named Executive Officers every three years until the next say-on-pay frequency vote. At this 2017 annual meeting of stockholders, the stockholders will vote, on an advisory basis, on the frequency with which we should hold say-on-pay votes, either every year, every two years or every three years. The Compensation Committee and board of directors will take into account the outcome of this year's advisory vote in making its decision on how frequently we hold say-on-pay votes.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and certain other executive officers. Remuneration in excess of $1 million may be deducted if, among other things, it qualifies as "performance-based compensation" within the meaning of the Code.

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The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee reserves the right to approve elements of compensation for certain officers that are not fully deductible in the future in appropriate circumstances.

Taxation of "Parachute" Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that we, or our successor, may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 during fiscal year 2017 and we have not agreed and are not otherwise obligated to provide any Named Executive Officer with such a "gross-up" or other reimbursement.

  Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date "fair value" of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.

Risk Oversight of Compensation Programs

We conducted a risk assessment of our compensation policies and practices for our employees for fiscal 2017 compensation, including those relating to our executive compensation program. This risk assessment included a review of all our employee compensation programs, including our executive officer compensation program. Based on this assessment, we believe that these compensation programs have been appropriately designed to attract and retain talent and properly incent our employees while ensuring that they do not encourage excessive risk taking. We further believe that we have an effective system of controls and procedures in place to ensure that our employees, including our executive officers, are not encouraged to take unnecessary or excessive risks in managing our business. In addition, our recently adopted compensation recovery policy provides our board of directors with an additional risk mitigation tool by allowing the board to hold employees accountable for improper actions that run counter to the company's objectives or inflate incentive compensation payable to executives. Likewise, our recently adopted stock ownership guidelines for executives help to further align executive interests with those of stockholders and provide an additional risk mitigation tool.

In reaching this conclusion, we note the following policies and practices that are intended to enable us to effectively monitor and manage the risks associated with our compensation programs:

•

Most of our incentive compensation plans, including our annual cash bonus program, permit the Compensation Committee to exercise its discretion to select performance measures and set target levels, monitor performance and determine final payouts;

•

Each of our compensation programs is subject to oversight by a broad-based group of functions within the company, including human resources, finance and legal, and at multiple management levels within the company;

•

Employee compensation reflects a balanced mix of programs that focus our employees on achieving both short-term and long-term goals and that provide a balanced mix of fixed and variable compensation;

•

There are caps on the maximum payouts available under certain programs, including our annual cash bonus program and our long-term incentive program; and

•

Equity awards granted to employees are subject to multi-year, service-based vesting conditions.

We discussed the findings of our risk assessment with the Compensation Committee. Based upon this assessment, we believe that our compensation policies and practices do not encourage unnecessary or excessive risk taking and are not reasonably likely to have a material adverse effect on the company.

   EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth the compensation during the last three fiscal years paid to or earned by (a) each person who served as Chief Executive Officer or Chief Financial Officer during fiscal year 2017; (b) the two most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of fiscal year 2017 whose compensation exceeded $100,000; and (c) one individual who served as an executive officers during fiscal year 2017 but was not serving as an executive officer at the end of fiscal year 2017 (collectively, the "Named Executive Officers").

Name and Principal Positions	Year	Salary ($)	Bonus ($)[1]		Stock Awards ($)[2]	Option Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)[3]	All Other Compensation ($)[4]	Total ($)

Wahid Nawabi[5]	2017	510,973	121,590		—	—	239,210	16,039	887,812
President and Chief Executive	2016	358,083	41,499		400,500	507,926	197,001	23,564	1,528,573
Officer, Former Senior Vice	2015	308,672	—		226,989	227,073	170,015	16,145	948,894
President and Chief Operating Officer
Timothy E. Conver[6]	2017	—	—		110,009	—	—	108,074	218,083
Former President and Chief	2016	569,322	70,470		400,500	304,755	334,530	24,151	1,703,728
Executive Officer	2015	522,935	—		299,973	300,095	350,520	24,344	1,497,867
Teresa Covington[7]	2017	256,036	45,742		—	—	89,990	15,968	407,736
Senior Vice President and Chief	2016	259,085	14,877		267,587	—	70,623	16,193	628,366
Financial Officer, Former Vice	2015	242,581	70,000		—	—	63,303	15,203	391,087
President of Finance,
Raymond Cook[8]	2017	302,970	—		—	—	—	363,017	665,987
Former Senior Vice President and Chief Financial Officer	2016	262,500	79,754	[9]	408,750	308,125	141,246	7,111	1,207,486
Kirk Flittie[10]	2017	280,298	43,855		—	—	86,279	17,153	427,585
Vice President and General Manager, UAS
Kenneth Karklin[10]	2017	232,399	28,635		—	—	56,336	13,993	331,363
Vice President and General Manager, EES
Doug Scott[11]	2017	149,861	—		—	—	—	379,857	529,718
Former Senior Vice President,	2016	298,957	22,707		133,500	101,585	107,793	18,002	682,544
General Counsel and Secretary	2015	274,056	—		113,979	114,028	118,468	12,088	632,619

1.
This column reflects the discretionary portion of the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan during the applicable fiscal year.

2.
The value of the equity awards equals their grant date fair value as computed in accordance with ASC Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the financial statements included in our annual report on Form 10-K for our 2017 fiscal year, as filed with the SEC. The amounts shown in the table do not necessarily reflect the actual value that may be recognized by the Named Executive Officers. We did not grant any stock awards or option awards to our Named Executive Officers during fiscal year 2017. We granted restricted stock awards and performance restricted stock units to our Named Executive Officers in May 2017; see page 51 for information on such awards.

3.
This column reflects the portion of the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan for performance during the applicable fiscal year.

   EXECUTIVE COMPENSATION TABLES

4.
These amounts represent the aggregate incremental cost to the company with respect to the perquisites and other personal benefits provided to the Named Executive Officer in fiscal years 2015 through 2017. For fiscal year 2017, the amounts include (a) our matching contributions to the 401(k) Plan, (b) life insurance premiums, and (c) separation payments.

Name	Year	401(k) Matching Contributions	Life	Supplemental Medical Insurance(a)	Director Retainer(b)	Separation Payments(c)	Total

Wahid Nawabi	2017	15,238	801	—	—	—	16,039
Timothy Conver	2017	—	—	11,597	95,000	—	108,074
Teresa Covington	2017	15,362	606	—	—	—	15,968
Raymond Cook	2017	21,192	1,825	—	—	340,000	363,017
Kirk Flittie	2017	15,347	1,806	—	—	—	17,153
Kenneth Karklin	2017	13,452	541	—	—	—	13,993
Doug Scott	2017	8,716	961	—	—	370,178	379,857

  (a)
  Represents the value of the supplemental medical coverage provided to Mr. Conver and his spouse during fiscal year 2017 following his retirement.

  (b)
  Represents the annual retainers paid to Mr. Conver during fiscal year 2017 for his service as Chairman of the Board pursuant to our director compensation program, as described above.

  (c)
  For more information about Mr. Cook's and Mr. Scott's separation payments, please see "Fiscal 2017 Severance Payments" below.
5.
Mr. Nawabi was appointed as our President and Chief Executive Officer effective May 2, 2016. He served as our President and Chief Operating Officer from January 2016 to May 1, 2016.

6.
Mr. Conver ceased serving as our President in January 2016 and retired as our Chief Executive Officer effective May 2, 2016.

7.
Ms. Covington was appointed our Senior Vice President and Chief Financial Officer effective March 1, 2017. She served as Vice President, Finance from July 2016 to March 2017. She served as our Interim Chief Financial Officer from February 2015 to July 2015 and as Vice President of Finance of our Efficient Energy Systems business segment from May 2011 to February 2015.

8.
Mr. Cook retired as our Senior Vice President and Chief Financial Officer effective February 28, 2017.

9.
Includes a signing bonus of $50,000 received by Mr. Cook in connection with his appointment as our Senior Vice President and Chief Financial Officer in July 2015.

10.
Messrs. Flittie and Karklin are new Named Executive Officer for fiscal year 2017.

11.
Mr. Scott's employment as the company's Sr. Vice President and General Counsel ended in October 2016.

Grants of Plan-Based Awards

The following table provides information with respect to plan-based awards granted to the Named Executive Officers during fiscal year 2017.

								All Other Stock Awards: Number of Shares of Stock or Units (#)[1]	Grant Date Fair Value of Stock and Option Awards ($)[2]
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Equity Awards
Timothy Conver	3/5/17	—	—	—	—	—	—	4,085	110,009
Annual Executive Cash Bonus Plan[3]
Wahid Nawabi	5/17/16	*	410,000	820,000	—	—	—	—	—
Teresa Covington	3/1/17	*	150,000	300,000	—	—	—	—	—
Raymond Cook	5/17/16	*	197,200	394,400	—	—	—	—	—
Kirk Flittie	5/17/16	*	150,000	300,000	—	—	—	—	—
Kenneth Karklin	5/17/16	*	100,000	200,000	—	—	—	—	—
Doug Scott	5/17/16	*	152,500	304,400	—	—	—	—	—

1.
Represents restricted stock awards granted to Mr. Conver for his service as a non-employee director during fiscal year 2017 pursuant to our director compensation program described above, which awards vest in three equal annual installments, with the first installment vesting on July 11, 2017.

   EXECUTIVE COMPENSATION TABLES

2.
Represents the grant date fair value of the restricted stock awards as determined under ASC Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the financial statements included in our annual report on Form 10-K for our 2017 fiscal year, as filed with the SEC.

3.
The Compensation Committee established maximum cash bonus and target bonus levels for the Named Executive Officers under our annual executive cash bonus plan in June 2016. Teresa Covington's maximum and target bonus levels were increased to the level reflected in the table in connection with her appointment as Senior Vice President and Chief Financial Officer effective March 1, 2017. The Compensation Committee established threshold achievement metrics for the cash bonus plan which were required to be achieved before any payout under the plan would be made. The amount of the payout after the achievement of the threshold was determined based on a linear scale up to the achievement of target levels for the bonus plan. The determination of the bonuses payable to the Named Executive Officers for fiscal year 2017 is described in the Compensation Discussion and Analysis section above. These columns show the range of bonus amounts for each Named Executive Officer from the threshold to the maximum based on the maximum permissible bonus amount set at the beginning of the fiscal year. Mr. Conver was not eligible for a bonus for fiscal year 2017.

   EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to equity awards held by each of the Named Executive Officers as of April 30, 2017.

	Option Awards					Stock Awards
									Equity Incentive Plan Awards:
		Number of Securities Underlying Unexercised Options[1]						Market Value of Shares or Units of Stock that Have not Vested ($)[2]	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
						Number of Shares or Units of Stock that Have not Vested (#)
				Option Exercise Price ($)	Option Expiration Date
Name	Grant Date	Exercisable (#)	Unexercisable (#)

Wahid Nawabi	6/24/15	10,000	40,000	26.70	6/24/25	—		—	—		—
	6/24/15	—	—	—	—	12,000	[3]	342,840	—		—
	6/24/15	—	—	—	—	—		—	—	[4]	66,250	[4]
	8/1/14	6,464	9,700	31.27	8/1/24	—		—	—		—
	8/1/14	—	—	—	—	4,355	[5]	124,422	—		—
	8/1/14	—	—	—	—	—		—	—	[4]	47,000	[4]
	4/22/13	24,000	6,000	18.07	4/22/23	—		—	—		—
	4/22/13	—	—	—	—	8,000	[6]	228,560	—		—
	3/1/12	50,000	—	28.72	3/1/22	—		—	—		—

Timothy Conver	3/5/17	—	—	—	—	4,085	[7]	116,708	—		—
	6/24/15	6,000	24,000	26.70	6/24/25	—		—	—		—
	6/24/15	—	—	—	—	12,000	[3]	342,840	—		—
	8/1/14	8,544	12,818	31.27	8/1/24	—		—	—		—
	8/1/14	—	—	—	—	5,756	[5]	164,449	—		—
	6/12/13	30,000	20,000	19.74	6/12/23	—		—	—		—
	6/12/13	—	—	—	—	14,000	[6]	399,980	—		—

Teresa Covington	6/24/15	—	—	—	—	6,400	[3]	182,848	—		—
	6/24/15	—	—	—	—	1,618	[3]	46,226	—		—
	6/24/15	—	—	—	—				—	[4]	23,750	[4]
	8/1/14	—	—	—	—	—		—	—	[4]	17,500	[4]
	4/22/13	—	—	—	—	800	[6]	22,856	—		—

Kirk Flittie	6/24/15	—	—	—	—	8,000	[3]	228,560	—		—
	6/24/15	—	—	—	—	—		—	—	[4]	37,500	[4]
	8/1/14	—	—	—	—	1,050	[5]	29,999	—		—
	8/1/14	—	—	—	—	—		—	—	[4]	17,500	[4]
	4/22/13	—	—	—	—	400	[6]	11,428	—		—

Kenneth Karklin	6/24/15	—	—	—	—	5,600	[3]	159,992	—		—
	6/24/15	—	—	—	—	—		—	—	[4]	25,000	[4]
	8/1/14	—	—	—	—	600	[5]	17,142	—		—
	8/1/14	—	—	—	—	—		—	—	[4]	8,750	[4]
	11/21/13	—	—	—	—	800	[8]	22,856	—		—
	4/22/13	—	—	—	—	800	[6]	22,856	—		—

1.
Except as otherwise noted, all stock option awards vest in five equal annual installments beginning on the first anniversary of the date of grant.

2.
Calculated using the closing price per share of our common stock of $28.57 on April 30, 2017.

3.
The award vests in five equal annual installments, with the first installment vesting on July 11, 2016.

4.
Represents the value of awards that may be paid to the Named Executive Officers in the form of restricted stock units under our long-term incentive program for the FY2015-FY2017 Performance Period (granted August 1, 2014) and the FY2016-FY2018 Performance Period (granted June 24, 2015) at threshold performance. The Compensation Committee determined that no payment of the FY2015-FY2017 awards would be made because the company did not achieve the threshold performance goals for such awards. Provided that the threshold performance goals for the FY2016-FY2018 Performance Period are achieved, the Named Executive Officers' long-term incentive compensation awards will be paid as follows: 50% will be paid in cash as soon as practicable following the Certification Date for the applicable performance period, and the remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units will vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. If such restricted stock units are earned, they would vest in two equal installments on the last day of the first and second fiscal years following the

   EXECUTIVE COMPENSATION TABLES

  completion of the relevant performance period. If target or maximum performance is achieved for either performance period, the respective value of the restricted stock units that would be paid for each performance period would be as follows:

	FY2016-2018 Performance Period
	Target Value ($)	Maximum Value ($)

Wahid Nawabi	132,500	265,000

Teresa Covington	47,500	95,000

Kirk Flittie	75,000	150,000

Kenneth Karklin	50,000	100,000

  The actual number of restricted stock units issued to our Named Executive Officers following the conclusion of a performance period will be based on our performance relative to the financial goals for that performance period and our stock price on the Certification Date. The value of the restricted stock units that may be received by an executive will depend on our stock price on the payment date. In addition, the restricted stock units may be settled in cash or in shares of the company's common stock, in the discretion of the Compensation Committee.

5.
The restricted stock award vests in five equal annual installments, with the first installment vesting on October 5, 2015.

6.
The restricted stock award vests in five equal annual installments, with the first installment vesting on July 11, 2014.

7.
The restricted stock award vests in three equal annual installments, with the first installment vesting on July 11, 2017.

8.
The restricted stock award vests in five equal annual installments, with the first installment vesting on January 1, 2015.

Option Exercises and Stock Vested in Fiscal Year 2017

The following table provides information on option exercises and stock award vesting for each of the Named Executive Officers during fiscal year 2017.

	Option Exercises		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Wahid Nawabi	—	—	8,452	226,397

Timothy Conver	98,310	507,254	11,918	319,587

Teresa Covington	—	—	4,404	120,009

Raymond Cook	6,000	9,824	3,000	81,750

Kirk Flittie	30,000	228,201	3,350	90,343

Kenneth Karklin	—	—	2,400	64,892

Doug Scott	17,000	62,594	1,000	27,250

Payments Upon Termination or Change of Control

Severance Protection Agreements

In December 2015, we entered into severance protection agreements with each of our Named Executive Officers which provide for the payment of certain benefits to the officer in connection with a change in control and/or the termination of such officer's employment as summarized below. The agreement with Mr. Conver terminated on May 1, 2016, upon his retirement as an employee of the company. Mr. Nawabi entered into an amended and restated severance protection agreement on May 2, 2016 upon the effectiveness of his appointment as the company's Chief Executive Officer. Ms. Covington entered into an amended and restated severance protection agreement on June 26, 2017 in connection with her appointment as the company's Chief Financial Officer.

   EXECUTIVE COMPENSATION TABLES

Except as noted below, the severance protection agreements with the Named Executive Officers are on identical terms and do not provide for a gross up of severance benefits in the event excise taxes under Section 280G of the Internal Revenue Code apply.

(a)
The term of each agreement commenced on the date of the agreement's execution and continues until December 31, 2018. If a change in control occurs during the term of the agreement, the term will be extended to the date that is 18 months after the date of the occurrence of such change in control.

(b)
Upon termination of the officer's employment by the company without cause or by the officer for good reason (as those terms are defined in the agreements) within 18 months following a change in control, the officer is entitled to receive (i) his or her prorated bonus target for the year in which the termination occurs, (ii) a lump sum cash payment (the "Lump Sum Payment") equal to 1.0x (or 1.5x for our Chief Executive Officer) the sum of his or her base salary at the rate in effect on the termination date (or, if higher, the highest base salary rate in effect at any time during the 180-day period prior to a change in control), his or her annual target bonus for the year in which the termination occurs and 100% of his or her target payout under all outstanding long-term incentive plan awards, (iii) acceleration of vesting and exercisability of equity awards, (iv) the continuation of certain employee welfare plan benefits for the executive and his or her dependents and beneficiaries for a period of 12 months and (v) outplacement services for a period of 12 months, or if earlier, until the first acceptance by the executive of an offer of employment.

(c)
If an executive's employment is terminated by the company without cause or by the executive for good reason, and a change in control occurs prior to the earlier of the date which is three (3) months following the termination date or February 14th of the calendar year following the year in which the termination date occurs, the executive shall be entitled to receive the benefits described in (b) above.

(d)
The agreements also provide for the officer receiving the following severance benefits if the officer's employment is terminated by the company for any reason other than cause in a context that does not involve a change in control, or upon any termination by reason of the officer's death or disability: (i) his or her prorated bonus target for the year in which the termination occurs, (ii) a lump sum payment in an amount equal to his or her base salary at the rate in effect on the termination date, and (iii) the continuation of certain employee welfare plan benefits for the executive and his or her dependents and beneficiaries for a period of 12 months. Under his agreement, Mr. Nawabi would also be entitled to receive the severance benefits described in this section (d) in a non-change in control context if he terminates his employment for good reason.

(e)
To receive the severance benefits described above, the officer must execute a full release of any and all claims against the company and comply with certain obligations specified in the agreement for 12 months following the termination date, including non-solicitation and non-disparagement obligations and continued compliance with the obligations under the executive's patent and confidentiality agreement with the company. Any waiver of any breach of such obligations must be approved by the company.

For purposes of the severance protection agreements, "change in control" of the company generally means, subject to certain exceptions, (a) the consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the company's assets unless all or substantially all of the beneficial owners prior to such transaction immediately own more than 50% of the combined outstanding voting power of the entity resulting from the transaction; (b) individuals who at the beginning of any two year period constitute the company's board of directors cease for any reason to constitute at least a majority of the board of directors; (c) the acquisition by any person of beneficial ownership of 25% or more of the outstanding voting power of the company; or (d) the approval by the company's stockholders of a complete liquidation or dissolution of the company.

Potential Payments Upon Termination or Change in Control

Summary of Potential Payments Upon Termination (As of April 30, 2017)

The table below sets forth the estimated payments to be made to each Named Executive Officer under his or her severance protection agreement in the event of the officer's involuntary termination by the Company without cause, termination by reason of death or disability, or in the case of our Chief Executive Officer, his voluntary termination for good reason, in each case not within the change in control protection period provided in the

   EXECUTIVE COMPENSATION TABLES

severance protection agreements. The following table assumes that such termination occurred on April 30, 2017. Mr. Conver is not included in the following table as his severance protection agreement was no longer in effect on April 30, 2017. Pursuant to an agreement with Mr. Conver, we provide supplemental medical coverage for Mr. Conver and his spouse following his retirement as our President and Chief Executive Officer effective May 2, 2016. As of April 30, 2017, the actuarial value of Mr. Conver and his spouse's lifetime supplemental medical coverage is approximately $196,218, based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse. The value of the supplemental medical coverage provided to Mr. Conver and his spouse during fiscal year 2017 is reflected in the Summary Compensation Table above.

Name	Cash Severance[1] ($)	Benefits Continuation[2] ($)	Total ($)

Wahid Nawabi	910,000	23,116	933,116

Teresa Covington	450,000	14,996	464,996

Kirk Flittie	431,000	32,100	463,100

Kenneth Karklin	322,000	32,343	354,343

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2017, plus the target annual bonus for each officer for fiscal year 2017.

2.
The benefit continuation payment is based on premium costs as of April 30, 2017.

Summary of Potential Payments Upon Change in Control (As of April 30, 2017)

The table below sets forth the estimated payments to be made to each Named Executive Officer under his or her severance protection agreement in the event of the officer's involuntary termination by the Company without cause or the officer's voluntary termination for good reason within 18 months after a change in control or within the change in control protection period provided in the severance protection agreements. The following table assumes that such termination, and a corresponding change in control, occurred on April 30, 2017. Mr. Cook and Mr. Scott are not included in this table because their employment with the company ceased prior to April 30, 2017. The terms of Mr. Scott's and Mr. Cook's separation arrangements with the company are described below under "Fiscal 2017 Severance Payments."

		Other Benefits
Name	Cash Severance[1] ($)	Benefits Continuation[2] ($)	In-the-Money Value of Accelerated Stock Options[3] ($)	Value of Accelerated Restricted Stock Awards[4] ($)	Total Value of Change- in-Control Related Benefits ($)

Wahid Nawabi	2,454,500	23,116	137,800	695,822	3,311,238

Teresa Covington	765,000	14,996	—	251,930	1,031,926

Kirk Flittie	801,000	32,100	—	269,987	1,103,087

Kenneth Karklin	557,000	32,343	—	222,846	812,189

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2017, the target bonus for each officer for fiscal year 2017 and each officer's target goal bonus amounts under the FY2015-FY2017 Performance Period and the FY2016-FY2018 Performance Period long-term incentive compensation plan awards granted to such officer, if applicable.

2.
The benefit continuation payment is based on premium costs as of April 30, 2017. The benefits continuation column excludes outplacement benefits which we are not able to quantify at this time. We expect the amount of outplacement benefits to be immaterial.

3.
Amounts in respect of stock options were determined by multiplying the number of stock options that would have vested upon such employment termination by the difference between $28.57, the closing price of our common stock on April 30, 2017, and the applicable exercise prices of such stock options.

4.
Amounts in respect of restricted stock awards were determined by multiplying the number of restricted stock awards that would have vested upon such employment termination by $28.57, the closing price of our common stock on April 30, 2017.

Fiscal 2017 Severance Payments

On December 19, 2016, Raymond Cook, our Senior Vice President and Chief Financial Officer, notified the company of his intent to resign from the company for personal health reasons effective February 28, 2017. In

   EXECUTIVE COMPENSATION TABLES

connection with his resignation, we entered into a severance agreement and general release with Mr. Cook. Pursuant to the severance agreement, Mr. Cook released us and certain of our related parties from all potential claims and agreed to be subject to certain non-disparagement obligations in consideration for a payment of $40,000, which amount was paid once the agreement became irrevocable. Upon Mr. Cook's re-execution of the agreement after his separation date, he received (i) a lump-sum cash payment of approximately $406,758.14, which represented an amount equal to the sum of Mr. Cook's fiscal year 2017 base salary and 65% of his pro-rata bonus for his service during fiscal year 2017, less $40,000, and (ii) a lump sum payment equal to the after tax cost of the sum of 12 months of COBRA premiums, 12 months of life insurance premiums and $2,400 in lieu of long-term disability insurance premiums.

Effective October 3, 2016, the company and Doug Scott, its Senior Vice President and General Counsel, agreed to a separation of Mr. Scott from the company. In connection with his separation, Mr. Scott executed a release of potential claims in our favor and certain of our related parties. In consideration for Mr. Scott's execution of the release and upon its effectiveness, Mr. Scott received, as severance (i) a lump-sum cash payment of approximately $370,178, paid in January 2017, which represented an amount equal to the sum of Mr. Scott's fiscal year 2017 base salary and his pro-rata bonus for his service during fiscal year 2017 and (ii) for the one-year period following his separation date, life insurance, disability, medical, dental and hospital benefits provided by the company for himself and his dependents.

   AUDIT MATTERS

AUDIT MATTERS

Audit Committee Report

The Audit Committee of our board of directors serves as the representative of the board for general oversight of our financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Audit Committee is made up solely of independent directors, as defined in the applicable SEC and Nasdaq rules, and operates under a written charter adopted by the board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Management has responsibility for preparing our financial statements, as well as for our financial reporting process. Ernst & Young LLP, acting as our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles in the United States. The Audit Committee periodically meets with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

In this context, the Audit Committee hereby reports as follows:

(1)
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2017 with management.

(2)
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

(3)
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with such firm its independence from the company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended April 30, 2017, for filing with the SEC.

Audit Committee Edward R. Muller (Chair) Stephen F. Page Catharine Merigold

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

PROPOSAL 2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2018. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended April 30, 2017. The services provided to us by Ernst & Young LLP for the last two fiscal years are described under the caption "Audit-Related Matters – Fees Paid to Independent Auditors" below. Stockholder approval of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required. Our board believes that obtaining stockholder ratification of the selection of Ernst & Young LLP is a sound governance practice. If the stockholders do not vote on an advisory basis in favor of Ernst & Young LLP, the Audit Committee will reconsider whether to hire the firm and may retain Ernst & Young LLP or hire another firm without resubmitting the matter for stockholder approval. The Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm.

Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2018.

Fees Paid to Independent Auditors

We engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal years ended April 30, 2014, 2015, 2016 and 2017, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q. Our Audit Committee approved the engagement of Ernst & Young LLP. The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years ended April 30, 2017 and 2016.

	FY2017 Fees	FY2016 Fees

Audit Fees	$972,567	$871,186
Audit-Related Fees	—	—
Tax Fees	128,967	125,696
All Other Fees	1,995	1,995

Total	$1,103,529	$998,877

Audit Fees.    This category includes fees associated with our annual audit and the audit of internal control over financial reporting, the review of the company's quarterly reports on Form 10-Q and statutory audits required internationally.

Audit Related Fees.    This category includes fees for services that are reasonably related to the performance of the audit or review of financial statements but are not included in "Audit Fees."

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Tax Fees.    This category consists of fees for tax advice, planning and compliance principally in connection with the preparation of our tax returns and assistance with governmental tax audits.

All Other Fees.    This category consists of fees for services that are not included in the above categories and primarily includes fees for obtaining access to an online accounting research tool.

Pre-Approval Policy of the Audit Committee

Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent registered public accounting firm be pre-approved by the Audit Committee, or a designated Audit Committee member. These services may include audit services, audit-related services, tax services and other services. All permissible non-audit services provided by our independent registered public accounting firm have been pre-approved by the Audit Committee or a designated Audit Committee member. Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the accountants' independence and determined that it is consistent with such independence

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

PROPOSAL 3. ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This advisory vote on executive compensation, commonly known as "Say-on-Pay," is advisory in nature, and it is not binding on us or our board of directors. This vote provides our stockholders with the opportunity to express their view on our 2017 executive compensation programs and policies for such officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Although the vote is non-binding, our Compensation Committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.

As described more fully in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create long-term stockholder value. The Compensation Committee and the board of directors believe that our executive compensation program fulfills these goals. We urge stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future.

Our executive compensation program is governed by policies and practices that are in line with industry practices and stockholder interests. Examples of such policies and practices include:

•

Clawback policy for the recovery of incentive compensation of executive officers;

•

Anti-hedging and anti-short sale policies for executives;

•

Stock ownership guidelines requiring ownership of company stock by our Chief Executive Officer of 4x his base salary and by other Named Executive Officers of 2x their base salaries;

•

Post-vesting stock retention guidelines requiring Named Executive Officers to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved; and

•

Double-trigger provisions for change in control situations in our Severance Protection Agreements, and no excise tax gross-up payments upon a termination after a change in control.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement. Accordingly, we ask that our stockholders vote "FOR" the following resolution:

  "RESOLVED, that AeroVironment, Inc.'s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the other related tables and disclosure."

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

PROPOSAL 4. ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A(a)(2) of the Exchange Act permits stockholders to vote on a non-binding advisory basis on how frequently we submit "Say-on-Pay" proposals to stockholders in the future. Pursuant to Section 14A(a)(2), generally, each public company must submit such a proposal to its stockholders not less than every six years, and this proposal was last submitted to our stockholders at our 2011 annual meeting. The stockholder vote on the frequency of the stockholder vote to approve the compensation of our Named Executive Officers is an advisory vote only, and it is not binding on us or our board of directors. Although the vote is non-binding, our Compensation Committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when determining the frequency of the advisory stockholder vote on executive compensation.

Stockholders may choose to recommend that we submit future Say-on-Pay proposals to stockholders (i) every year ("1 YEAR" on the proxy card), (ii) every two years ("2 YEARS" on the proxy card) or (iii) every three years ("3 YEARS" on the proxy card). Stockholders may also choose to abstain from voting on this proposal.

The alternative that received the most votes at the 2011 annual meeting of stockholders was every three years. After the 2011 annual meeting, the board of directors, taking into account the stockholder vote at the 2011 annual meeting, determined that a Say-on-Pay proposal should be submitted to stockholders every three years.

After careful consideration, our board of directors believes that submitting an advisory Say-on-Pay vote to stockholder every year is now the most appropriate alternative for the company. Annual Say-on-Pay votes will provide us with annual feedback on the compensation of our Named Executive Officers and provide the Compensation Committee and board of directors with more information to consider in its yearly decision-making process in approving the compensation of our Named Executive Officers.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, FOR EVERY YEAR ("1 YEAR" ON THE PROXY CARD) AS THE FREQUENCY FOR FUTURE NON-BINDING, ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

You have received these proxy materials because you were an AeroVironment, Inc. stockholder as of the close of business on August 11, 2017, and our board of directors is soliciting authority, or proxy, to vote your shares at the 2017 annual meeting of stockholders. The proxy materials include our notice of annual meeting of stockholders, proxy statement and 2017 annual report. These materials also include the proxy card and postage-paid return envelope or voting instruction form for the annual meeting. The proxy cards are being solicited on behalf of our board of directors. The proxy materials include detailed information about the matters that will be discussed and voted on at the meeting, and provide updated information about our company that you should consider in order to make an informed decision when voting your shares. The proxy materials are first being furnished to stockholders on or about August 24, 2017.

Four proposals are scheduled to be voted on at the annual meeting:

Proposal 1: Election of Catharine Merigold, Wahid Nawabi and Stephen F. Page, each to serve as a Class II director for a three-year term;

Proposal 2: Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2018;

Proposal 3: Advisory vote on the compensation of our Named Executive Officers; and

Proposal 4: Advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers.

Why is it so important that I promptly vote my shares?

We value your input. Regardless of the number of shares you hold and whether you plan to attend the annual meeting, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly and so that we can avoid additional solicitation costs.

Can I access the proxy materials on the internet?

Yes. The company's proxy statement and 2017 annual report are available at investor.avinc.com/annuals-proxies.cfm.

Can I receive a copy of the company's annual report on Form 10-K?

Our annual report on Form 10-K for the fiscal year ended April 30, 2017, which has been filed with the SEC, will be made available to stockholders without charge upon written request to AeroVironment, Inc., Attn: Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

How can I view or request copies of the company's corporate documents and SEC filings?

The company's website contains the company's Corporate Governance Guidelines, board committee charters and Code of Business Conduct and Ethics and the company's SEC filings. To view these documents, go to www.avinc.com, click on "Investors" and click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the company's directors and executive officers, go to www.avinc.com, click on "Investors," click on "Financial Information" and then click on "SEC Filings."

We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, the board committee charters and the Code of Business Conduct and Ethics to any stockholder requesting a copy. Requests should be directed to AeroVironment, Inc., Attn: Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

How do I attend the annual meeting?

The annual meeting will be held on Thursday, September 28, 2017 at 9:00 a.m., Pacific Time, at the company's offices at 994 Innovators Way, Simi Valley, CA 93065. When you arrive, signs will direct you to the appropriate room. Please note that the doors to the meeting room will not be open until 8:30 a.m. You must be prepared to present valid government-issued photo identification, such as a driver's license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record as of the close of business on the record date prior to admittance to the annual meeting. If you are a beneficial owner, you must provide proof of beneficial ownership as of the close of business on the record date, such as your account statement showing that you owned our stock as of August 11, 2017, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting. You do not need to attend the annual meeting to vote. Even if you plan to attend the annual meeting, please submit your vote in advance as instructed herein.

What is the quorum requirement for holding the annual meeting?

A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the annual meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business.

Who can vote?

Holders of record of common stock at the close of business on August 11, 2017 will be entitled to vote at the annual meeting. Each share of common stock will be entitled to one vote on all matters properly brought before the meeting. On August 11, 2017, the record date for the annual meeting, there were 23,840,300 shares of common stock outstanding. There are no other voting securities of the company outstanding.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the difference between holding shares as a holder of record and as a beneficial owner?

If at the close of business on August 11, 2017, the record date for the annual meeting, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide voting instructions to your broker or bank, such organization will need to determine whether it has the discretionary authority to vote your shares on any matter to be considered at the annual meeting.

Under applicable rules, your bank or broker has discretionary authority to vote your shares on the ratification of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2018 without receiving instructions from you. Therefore, your broker or bank will be able to vote on this matter if you do not provide voting instructions to such organization. Your bank or broker does not have discretionary authority to vote your shares without receiving instructions from you on any of the other proposals. Accordingly, if you do not give instructions to your custodian, your shares will not be voted with respect to these matters because the bank or brokerage firm will not have authority to vote them on your behalf.

Banks and brokers are not permitted to vote your shares with respect to the election of directors or the advisory votes on the compensation of our Named Executive Officers and the frequency of future advisory votes on the compensation of our Named Executive officers without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instruction form provided by your broker.

How do I vote my shares?

You may vote your shares using one of the following methods:

•

Over the internet. If you have access to the internet, by submitting the proxy following the instructions included on your proxy card for voting over the internet.

•

By telephone. You can vote by calling a toll-free telephone number listed on the proxy card. Please refer to your proxy card for instructions on voting by phone.

•

By mail. You may vote your shares by completing, signing and mailing the proxy card included with your proxy materials. Please refer to your proxy card for instructions on voting by mail.

•

In person at the annual meeting. Stockholders are invited to attend the annual meeting and vote in person at the annual meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the meeting.

A control number, located on the instruction sheet attached to the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card.

Can I change my vote?

Yes. You may revoke the proxy at any time prior to its use by:

•

delivering a written notice to the Corporate Secretary of the company, mailed to the company's principal executive office at 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016;

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

•

executing and submitting a later-dated proxy;

•

re-voting your shares by telephone or on the internet; or

•

attending the annual meeting and voting in person.

Only the latest validly executed proxy that you submit will be counted.

What vote is required to approve each of the proposals?

•

Proposal 1 – Election of directors: Directors will be elected on a plurality basis and the three nominees receiving the highest number of "FOR" votes will be elected as directors. Notwithstanding the foregoing, pursuant to the company's Corporate Governance Guidelines, if a director nominee is not elected by a majority of votes cast, he has agreed to submit a letter of resignation to the board. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject any such resignation, or whether other action should be taken and the board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee. Withholdings will be counted as present for the purposes of determining a quorum but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

•

Proposal 2 – Ratification of selection of independent registered public accounting firm: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as present for purposes of this vote and will have the effect of a vote against the proposal. Brokers have discretionary authority to vote your shares on this proposal without receiving instructions from you.

•

Proposal 3 – Advisory vote on the compensation of our Named Executive Officers: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

•

Proposal 4 – Advisory vote on frequency of future advisory votes on the compensation of our Named Executive Officers: The option that receives the most votes cast will be the option selected by the stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

What are the recommendations of the board of directors?

The board of directors recommends that you vote your shares on your proxy card:

•

FOR the election of the directors nominated herein;

•

FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2018;

•

FOR the proposal to approve the compensation of our Named Executive Officers; and

•

EVERY YEAR ("1 YEAR" on the proxy card) as the frequency for holding future advisory votes on the compensation of our Named Executive Officers.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What if I do not specify how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the internet) how you want to vote your shares, your shares will be voted:

•

FOR the election of directors nominated herein;

•

FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2018;

•

FOR the approval of the advisory vote to approve the compensation of our Named Executive Officers;

•

For EVERY YEAR ("1 Year" on the proxy card) on the advisory proposal on the frequency of future advisory votes on the compensation of our Named Executive Officers; and

•

with respect to any other business which may properly come before the annual meeting or any adjournments or postponements thereof, in accordance with the best judgment of the designated proxy holders.

If you are a beneficial owner of shares and do not specify to the organization that holds your shares how you want to vote, such organization may only vote your shares on "routine" matters. The only routine matter to be voted upon at this annual meeting is the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2018. Therefore, if you do not provide instructions to the record holder on how you want to vote, your shares may not be voted on the election of directors or the proposals to approve, on an advisory basis, the compensation of our Named Executive Officers or on the frequency of future advisory votes on the compensation of our Named Executive Officers. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Is cumulative voting allowed for the election of directors?

No. You may not cumulate your votes for the election of directors.

What is the effect of an "ABSTAIN" vote?

Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but will not be considered a vote cast with respect to that proposal. Therefore, an abstention will effectively be a vote against each of the proposals, except for the election of directors and the advisory proposal on the frequency of future advisory votes on the compensation of our named executive officers.

What is a "broker non-vote"?

A "broker non-vote" occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with voting instructions on any "non-routine" matters brought to a vote at a stockholder meeting.

Under applicable rules, "non-routine" matters include the election of directors and the proposals for the advisory votes on the compensation of our Named Executive Officers and the frequency of future advisory votes on the compensation of our Named Executive Officers. As such, a broker may not vote your shares with respect to the election of directors or other non-routine matters without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

When will the company announce the voting results?

We will announce preliminary voting results at the annual meeting. Final official results will be provided in a current report on Form 8-K filed with the SEC within four business days of the meeting (which will be available at www.sec.gov and www.avinc.com).

How are the proxies solicited and what is the cost?

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. We may also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable charges and expenses in connection with the distribution of proxy materials.

What is householding?

Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in a stockholder's household. Additionally, you may have notified us that multiple stockholders share an address and thus you requested to receive only one copy of our proxy statement and annual report. We will promptly deliver a separate copy of either document to any stockholder who contacts our investor relations department at (626) 357-9983 ×4245 or by mail addressed to Investor Relations, AeroVironment, Inc., 800 Royal Oaks Drive, Monrovia, California 91016, requesting such copies. If a stockholder is receiving multiple copies of our proxy statement and annual report at the stockholder's household and would like to receive a single copy of the proxy statement and annual report for a stockholder's household in the future, stockholders should contact their broker, or other nominee record holder to request mailing of a single copy of the proxy statement and annual report. Stockholders receiving multiple copies of these documents directly from us, and who would like to receive single copies in the future, should contact our investor relations department at the address above to make such a request.

How do I submit a proposal for action at next year's annual meeting?

Stockholder Proposals for Inclusion in Next Year's Proxy Statement.    Stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in the proxy statement relating to our 2018 annual meeting of stockholders, proposals of stockholders must be received at our principal executive offices no later than April 26, 2018 (120 calendar days prior to the anniversary of the date of the proxy statement for our 2017 annual meeting was released to stockholders) and must otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in the proxy statement for that meeting. However, in the event that the date of our 2018 annual meeting is more than 30 days before or after the anniversary of our 2017 annual meeting, a stockholder proposal will be timely if received at our principal executive offices a reasonable time before we begin to print and send our proxy materials for the 2018 meeting.

Stockholder Proposals for Presentation at Next Year's Annual Meeting.    If a stockholder wishes to present a proposal, including a director nomination, at our 2017 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to our Corporate Secretary prior to the deadline for such meeting determined in accordance with our bylaws. Our bylaws require notice with respect to the 2018 annual meeting between May 31, 2018 (120 calendar

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

days prior to the anniversary of our 2017 annual meeting) and June 30, 2018 (90 calendar days prior to the anniversary of our 2017 annual meeting). However, in the event that the date of the 2018 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2017 annual meeting, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2018 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2018 annual meeting or (2) the 10th day following the earlier of (a) the day on which notice of the 2018 annual meeting was mailed or (b) the date on which public announcement of the date of the 2018 annual meeting is first made by the company. If a stockholder fails to give timely notice of a proposal, the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2018 annual meeting. In addition, our bylaws include other requirements for nomination of candidates for director and proposals of other business.

Could any additional proposals be raised at the 2017 annual meeting of stockholders?

The board of directors knows of no other matters to come before the meeting. Should any unanticipated business properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment. The accompanying proxy confers discretionary authority to such persons to vote on any unanticipated matters.

It is important that proxies be returned promptly. Stockholders are urged to date and sign the proxy and return it promptly in the accompanying envelope, or to vote via the internet or by calling the toll-free number as instructed on the proxy card.

If stockholders have any questions or require any assistance with voting your shares, please contact the company's corporate secretary.

ON BEHALF OF THE BOARD OF DIRECTORS

Wahid Nawabi President and Chief Executive Officer
Simi Valley, California August 16, 2017

ANNUAL MEETING OF STOCKHOLDERS OF

AEROVIRONMENT, INC.

September 28, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE  - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	ACCOUNT NUMBER

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at http://investor.avinc.com/annuals-proxies.cfm

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20330304000000001000 4	092817

A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

A VOTE FOR 1 YEAR ON PROPOSAL 4 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

Proposal 1. To elect the board of directors' three nominees as directors:			Proposal 2.	To ratify the selection of Ernst & Young LLP as the company's independent registered public accounting firm:		FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ ☐	FOR ALL NOMINEES withhold authority for all nominees	NOMINEES: Catharine Merigold Wahid Nawabi Stephen F. Page	Proposal 3.	Advisory vote on the compensation of the Company’s Named Executive Officers:		FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ for all except (See instructions below)
			Proposal 4.	Advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers:	1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐

The undersigned hereby revokes any other proxy to vote at the annual meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof.  With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND A VOTE FOR 1 YEAR ON PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the notice of annual meeting and accompanying proxy statement dated August 16, 2017 relating to the annual meeting.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.   When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

AEROVIRONMENT, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of AeroVironment, Inc., a Delaware corporation (the “Company”), hereby nominates, constitutes and appoints Wahid Nawabi and Teresa Covington, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of the Company, to be held on September 28, 2017, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

(Continued and to be signed on the reverse side)

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